                                 SCHEDULE 14A
                                (Rule 14A-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                  NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.
-------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



-------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [X] No fee required.

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------

    (5) Total fee paid:


--------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

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    (2) Form, schedule or registration statement no.:

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    (3) Filing party:

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    (4) Date filed:

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

                                                                   [NUVEEN LOGO]


June 18, 1997


DEAR SHAREHOLDER:


We are pleased to invite you to the Annual Meeting of Shareholders of the Nuveen Premium Income Municipal Fund, Inc. The meeting is scheduled for Wednesday, July 30, 1997 at 10:30 a.m., Chicago time, in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois.



At the Annual Meeting, all shareholders will be asked to consider and approve a very important proposal. The Fund's management seeks to update the terms of the Fund's preferred stock (Remarketed Preferred Stock or "Nuveen RP") to conform with the state-of-the-art terms of preferred stock of the more recently issued Nuveen exchange-traded funds (Municipal Auction Rate Cumulative Preferred Stock or "MuniPreferred(R)"). We believe the proposal may increase the income available to the Fund's common stockholders. We also believe that the proposal will simplify the process of investing in and owning shares of the Fund's preferred stock. If approved, the terms of the Nuveen RP would be amended to make the following changes and to offer the following advantages, among others:


     - Change from a remarketing to an auction process.

     - Permit more flexibility regarding dividend rate periods.

     - Permit more flexibility to issue additional shares of preferred stock.

     - Eliminate Master Purchaser's Letters.

You will also be asked to elect directors and ratify the selection of independent auditors.

WHETHER OR NOT YOU PLAN TO JOIN US, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED.

We appreciate your continued support and confidence in Nuveen and our family of investments.

Sincerely,
Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

NOTICE OF ANNUAL MEETING                                   333 West Wacker Drive
OF SHAREHOLDERS --                                         Chicago, Illinois
JULY 30, 1997                                              60606
                                                           (800) 257-8787

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.


June 18, 1997


TO THE SHAREHOLDERS:

Notice is hereby given that the Annual Meeting of Shareholders of Nuveen Premium Income Municipal Fund, Inc., a Minnesota corporation (the "Fund"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Wednesday, July 30, 1997, at 10:30 a.m., Chicago time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL SHAREHOLDERS OF THE FUND:

     1. To elect six (6) directors to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

     2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1997.

     3. To approve amendments to the terms of the Fund's Remarketed Preferred Stock.

     4. To transact such other business as may properly come before the Annual Meeting.


MATTER TO BE VOTED ON BY THE FUND'S HOLDERS OF REMARKETED PREFERRED STOCK ONLY:


To elect two (2) directors to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

Shareholders of record of the Fund at the close of business on June 2, 1997 are entitled to notice of and to vote at the Fund's Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR THE FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman

Vice President and Assistant Secretary

PROXY STATEMENT                                            333 West Wacker Drive
JUNE 18, 1997                                              Chicago, Illinois
                                                           60606
                                                           (800) 257-8787


NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Nuveen Premium Income Municipal Fund, Inc. (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on July 30, 1997 ("Annual Meeting"), and at any and all adjournments thereof.


On the matters coming before the Fund's Annual Meeting as to which a choice has been specified by the shareholders of the Fund on the proxy, the shares of the Fund will be voted accordingly. If no choice is so specified, the shares of the Fund will be voted FOR the election of the six nominees for director to be elected by all shareholders and the two nominees for director to be elected by holders of Remarketed Preferred Stock ("Nuveen RP"), as listed in this Proxy Statement, FOR ratification of the selection of Ernst & Young LLP as the Fund's independent auditors and FOR approval of the amendments to the terms of the Nuveen RP. Shareholders of the Fund who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.


The following table indicates which shareholders are solicited with respect to each matter:


------------------------------------------------------------------------------------------------
                           Matter                               Common Stock       Nuveen RP
------------------------------------------------------------------------------------------------
 Election of directors by all shareholders (Robert Bremner,   X                X
 Lawrence Brown, Anthony Dean, Anne Impellizzeri, Peter
 Sawers and Judith Stockdale nominated)
------------------------------------------------------------------------------------------------
 Election of directors by Nuveen RP only (William Schneider                    X
 and Timothy Schwertfeger nominated)
------------------------------------------------------------------------------------------------
 Ratify selection of auditors                                 X                X
------------------------------------------------------------------------------------------------
 Approval of amendments to the terms of the Nuveen RP         X                X
------------------------------------------------------------------------------------------------



A quorum of shareholders is required to take action at the Fund's Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.



For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will be treated as shares voted against the election of directors, against ratification of the selection of independent auditors and against approval of the amendments to the terms of the Nuveen RP. The details of each proposal to be voted on by the shareholders of the Fund and the vote required for approval of the proposal are set forth under the description of each proposal below.



Shares of a series of Nuveen RP held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the meeting, or, if adjourned, one business day before the day to which the meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on each item in the same proportion as the votes cast by all Nuveen RP shareholders of that series who have voted on that item. Rule 452 permits proportionate voting for a series of Nuveen RP with respect to a particular item if, among other things, (i) a minimum of 30% of the shares of Nuveen RP of that series outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the shares of Nuveen RP of that series outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.



As of June 2, 1997, there were issued and outstanding 63,785,431 shares of common stock and the following shares of Nuveen RP: Series A--2,800; Series B--2,800; Series C--2,800; Series D--2,800; and Series E--2,800. Those persons who were shareholders of record at the close of business on June 2, 1997 will be entitled to one vote for each share held.



This Proxy Statement is first being mailed to shareholders of the Fund on or about June 18, 1997.

SUMMARY OF PROPOSAL 3

Proposal 3 would amend the terms of the Nuveen RP (as proposed to be amended, Nuveen RP would be called Municipal Auction Rate Cumulative Preferred Stock or "MuniPreferred"). Series A Nuveen RP would become Series M MuniPreferred, Series B Nuveen RP would become Series T MuniPreferred, Series C Nuveen RP would become Series TH MuniPreferred, Series D Nuveen RP would become Series F MuniPreferred and Series E Nuveen RP would become Series W MuniPreferred. The proposal would, among other things, accomplish the following:


1. CHANGE FROM A REMARKETING TO AN AUCTION PROCESS. Fund Management believes that the Fund could realize certain benefits through the use of so-called "Dutch auctions," which use an independent auction agent, rather than a remarketing process, which uses a remarketing agent for the ongoing determinations of the dividend rate. Of the approximately $7 billion of preferred stock issued by Nuveen-sponsored closed-end municipal funds, only 5%, the Nuveen RP, sets rates through remarketings-the remaining 95% use "Dutch auctions" to set rates. By conforming Nuveen RP to the remainder of the Nuveen-sponsored preferred stock product line, Fund Management believes it may broaden distribution of the Fund's preferred stock and may generate efficiencies to the Fund.



2. PROVIDE GREATER RATE PERIOD FLEXIBILITY. The Fund's five outstanding series of Nuveen RP have limited options for the lengths of their rate periods. Of the Fund's five outstanding series of Nuveen RP, currently, four series (Series A, B, C and D) have 28-day rate periods and one series (Series E) has a 7-day rate period. The Board may designate longer rate periods, but only for periods of 168 days or 364 days.



The proposal would enable the Fund to provide holders of Nuveen RP a greater number of potential rate periods. Under the proposal, the Fund would have the option to designate rate periods between 7 days and approximately 5 years provided that such rate periods are divisible by seven, otherwise the rate period would be set at 7 days. It is expected that the proposal would reduce the Fund's annual preferred stock dividend expenses and thereby increase income available to the Fund's common stockholders.



3. PERMIT MORE FLEXIBILITY TO ISSUE ADDITIONAL SHARES OF PREFERRED
STOCK. Currently, the Fund may not issue additional shares of Nuveen RP without shareholder approval. The proposal would allow the Fund to issue additional shares of MuniPreferred without further shareholder approval (subject to Board and rating agency approval and certain other conditions). If Proposal 3 is approved by shareholders, the Fund presently intends to issue an additional $125 million of MuniPreferred.


4. ELIMINATE MASTER PURCHASER'S LETTERS. A purchaser of Nuveen RP is presently required to sign a Master Purchaser's Letter. In order to simplify the investment process, the proposal would eliminate this requirement.

The foregoing is a summary of certain provisions of Proposal 3 and should be read in conjunction with the full description of the Proposal. AS DESCRIBED THEREIN, THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF PROPOSAL 3.

1. ELECTION OF DIRECTORS OF THE FUND

At the Fund's Annual Meeting, eight (8) directors are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. Under the terms of the Fund's Articles of Incorporation, as amended, under normal circumstances holders of Nuveen RP are entitled to elect two (2) directors, and the remaining directors are to be elected by holders of common stock and Nuveen RP, voting together as a single class. Table I below shows the nominees for director of the Fund to be elected by holders of common stock and Nuveen RP, voting together as a single class. Table II below shows the nominees for director of the Fund to be elected by holders of Nuveen RP only. The affirmative vote of a majority of the shares present and entitled to vote at the Fund's Annual Meeting will be required to elect the directors of the Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies for the Fund will be voted for one or more substitute nominees designated by the Fund's present Board of Directors.


Tables I and II below show each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a director of the Fund and the number of shares of common stock of the Fund and of all funds managed by Nuveen Advisory Corp. (excluding money market funds) that each nominee beneficially owned as of April 30, 1997. All of the nominees, except Ms. Stockdale and Messrs. Bremner and Schneider, were last elected to the Board of Directors at the 1996 annual meeting of shareholders. Messrs. Bremner and Schneider were appointed to the Fund's Board of Directors in May 1997 and will be standing for election by the Fund's shareholders for the first time at the Annual Meeting. Mr. Bremner was appointed to fill the vacancy that existed on the Fund's Board and the appointment of Mr. Schneider was made in connection with an expansion in the size of the Board of Directors. In addition, Ms. Stockdale will also be standing for election by the Fund's shareholders for the first time at the Annual Meeting. Ms. Stockdale's appointment, which is effective July 1, 1997, is intended to fill a vacancy that will occur upon the retirement of Margaret K. Rosenheim from the Fund's Board of Directors on July 30, 1997. Pursuant to the term limits set by the Board, Mrs. Rosenheim is not eligible for reelection. The Board of Directors and Fund Management wish to express their appreciation to Mrs. Rosenheim for her contributions to the Nuveen Funds. As of April 30, 1997, Mrs. Rosenheim owned 755 shares of the Fund.



The members of the Board of Directors mourn the recent passing of Royce A. Hoyle, a director from 1984 to 1991 and from 1994 to 1997.


THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

TABLE I
NOMINEES FOR DIRECTOR FOR THE FUND TO BE
ELECTED BY ALL SHAREHOLDERS
--------------------------------------------------------------------------------


                                                                                          Full Shares of
                                                                                           Common Stock
                                                                                           Beneficially
                                                                                             Owned on
                                                                                          April 30, 1997
                                                                                        -------------------
                                                                                                     All
            Name, Age and Principal Occupations                Year First Elected or     The        Nuveen
            of Nominees as of April 30, 1997(1)                Appointed a Director     Fund       Funds(2)
-----------------------------------------------------------------------------------------------------------
Robert P. Bremner (56)                                               1997                   0           893(3)
Director of the Fund; private investor and management
consultant.
Lawrence H. Brown (62)                                               1993                   0         3,864
Director of the Fund; retired in August 1989 as Senior Vice
President of The Northern Trust Company.
*Anthony T. Dean (52)                                                1996                   0         5,695
Director and President of the Fund (since July 1996);
Chairman (since July 1996) and Trustee (since July 1994) of
the Nuveen Select Tax-Free Portfolios advised by Nuveen
Institutional Advisory Corp.; President (since July 1996)
and Director of The John Nuveen Company, John Nuveen & Co.
Incorporated, Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.
Anne E. Impellizzeri (64)                                            1994                   0         2,000
Director of the Fund; President and Chief Executive Officer
of Blanton-Peale Institute.

TABLE I CONTINUED
NOMINEES FOR DIRECTOR FOR THE FUND TO BE
ELECTED BY ALL SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                                          Full Shares of
                                                                                           Common Stock
                                                                                           Beneficially
                                                                                             Owned on
                                                                                          April 30, 1997
                                                                                        -------------------
                                                                                                     All
            Name, Age and Principal Occupations                Year First Elected or     The        Nuveen
            of Nominees as of April 30, 1997(1)                Appointed a Director     Fund       Funds(2)
-----------------------------------------------------------------------------------------------------------
Peter R. Sawers (64)                                                 1991                   0         9,105
Director of the Fund; Adjunct Professor of Business and
Economics, University of Dubuque, Iowa; Adjunct Professor,
Lake Forest Graduate School of Management, Lake Forest,
Illinois; prior thereto, Executive Director, Towers Perrin
Australia (management consultant); Chartered Financial
Analyst; Certified Management Consultant.
Judith M. Stockdale (49)                                             1997                   0             0
Director of the Fund (effective July 1, 1997); Executive
Director (since 1994) of the Gaylord and Dorothy Donnelley
Foundation; prior thereto, Executive Director (from 1990 to
1994) of the Great Lakes Protection Fund.
-----------------------------------------------------------------------------------------------------------


TABLE II
NOMINEES FOR DIRECTOR FOR THE FUND TO BE ELECTED BY HOLDERS OF NUVEEN RP
--------------------------------------------------------------------------------


                                                                                            Full Shares of
                                                                                             Common Stock
                                                                                         Beneficially Owned on
                                                                                            April 30, 1997
                                                                                        -----------------------
                                                                                                         All
           Name, Age and Principal Occupations of               Year First Elected         The          Nuveen
              Nominees as of April 30, 1997(1)                or Appointed a Director     Fund         Funds(2)
---------------------------------------------------------------------------------------------------------------
William J. Schneider (52)                                            1997                       0        16,443
Director of the Fund; Senior Partner, Miller-Valentine
Partners; Vice President, Miller-Valentine Realty, Inc.
*Timothy R. Schwertfeger (48)                                        1994                  11,500(4)    154,499
Director of the Fund and (since July 1996) Chairman of the
Fund; Trustee and President (since July 1996) of the Nuveen
Select Tax-Free Portfolios advised by Nuveen Institutional
Advisory Corp.; Chairman (since July 1996) and Director of
The John Nuveen Company, John Nuveen & Co. Incorporated,
Nuveen Advisory Corp. and Nuveen Institutional Advisory
Corp.
---------------------------------------------------------------------------------------------------------------


(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Funds' investment adviser, Nuveen Advisory Corp.


(1) The director nominees of the Fund, except Ms. Stockdale, are board members of 42 Nuveen open-end funds and 52 Nuveen closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). Ms. Stockdale will be a board member of the NAC Funds effective July 1, 1997. In addition, Messrs. Dean and Schwertfeger are also board members of eight funds managed by Nuveen Institutional Advisory Corp. ("NIAC Funds").


(2) The number shown reflects the aggregate number of common shares beneficially owned in all of the NAC Funds referred to in note (1) above (excluding money market funds).


(3) Represents shares which are owned by Mr. Bremner's spouse. Mr. Bremner disclaims beneficial ownership of these shares.



(4) Represents 6,500 shares as to which Mr. Schwertfeger has sole voting and investment power and 5,000 shares held by Mr. Schwertfeger's spouse.



The directors affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Fund. Directors who are not affiliated with Nuveen or the Adviser receive a $32,500 annual retainer for serving as a director or trustee, as the case may be, of all exchange-traded funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the exchange-traded funds managed by the Adviser on the basis of relative net asset sizes. The Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a director of the Fund may elect to have all or a portion of the director's fee deferred. Directors may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the director wishes to begin deferral. In addition, the Directors who are not affiliated with Nuveen or the Adviser receive a $27,500 annual retainer for services as a director or trustee, as the case may be, of all open-end funds sponsored by Nuveen and managed by the Adviser and similar per day meeting and other expenses.

The table below shows, for each director who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by the Fund for its fiscal year ended October 31, 1996 and the total compensation that the Nuveen funds accrued for each director during the calendar year 1996, including any interest accrued for directors on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of the Fund.


---------------------------------------------------------------------------------------------------
                                                                                          TOTAL
                                                                                       COMPENSATION
                                                                                       NUVEEN FUNDS
                                                              AGGREGATE COMPENSATION   ACCRUED FOR
                      NAME OF DIRECTOR                           PAID BY THE FUND      DIRECTORS(1)
---------------------------------------------------------------------------------------------------
Robert P. Bremner(2)                                                              $0             $0
Lawrence H. Brown                                                             $1,940        $59,000
Anne E. Impellizzeri                                                          $1,940        $59,000
Margaret K. Rosenheim                                                         $2,330(3)     $66,815(4)
Peter R. Sawers                                                               $1,940        $59,000
William J. Schneider(2)                                                           $0             $0
Judith M. Stockdale(2)                                                            $0             $0
---------------------------------------------------------------------------------------------------


(1) Includes compensation for service on the boards of the NAC Funds.


(2) Messrs. Bremner and Schneider were appointed to the Board of the Fund in May 1997 and were elected to the Boards of other NAC Funds effective December 31, 1996 and January 31, 1997. Ms. Stockdale was appointed to the Board of the NAC Funds, including the Fund, effective July 1, 1997.



(3) Includes $217 in interest accrued on deferred compensation from prior years.



(4) Includes $1,565 in interest accrued on deferred compensation from prior years.



Anthony T. Dean, Margaret K. Rosenheim and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of Directors of the Fund. The executive committee of the Fund, which meets between regular meetings of the Board of Directors, is authorized to exercise all of the powers of the Board of Directors. The executive committee of the Fund held thirteen meetings during the fiscal year ended October 31, 1996.



The Fund's Board of Directors has an audit committee currently composed of Robert P. Bremner, Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim, Peter R. Sawers and William J. Schneider, directors who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Directors. The audit committee of the Fund held two meetings during the fiscal year ended October 31, 1996.



Nomination of those directors who are not "interested persons" of the Fund is committed to a nominating committee composed of the directors who are not "interested persons" of the Fund. It identifies and recommends individuals to be nominated for election as non-interested directors. The nominating committee of the Fund held one meeting during the fiscal year ended October 31, 1996. No policy or procedure has been established as to the recommendation of director nominees by shareholders.



The Fund's Board of Directors held seven meetings during the fiscal year ended October 31, 1996. During the last fiscal year, each director attended 75% or more of the Fund's Board meetings and the committee meetings (if a member thereof).



The following table sets forth information as of April 30, 1997 with respect to each executive officer of the Fund, other than executive officers who are directors and reflected above. Officers of the Fund receive no compensation from the Fund. The term of office of all officers will expire at the first meeting of the Board of Directors of each Fund after the Annual Meeting, which Board of Director's meeting is presently scheduled to be held on July 30, 1997 for the Fund.



-------------------------------------------------------------------------------------------------
  NAME, AGE AND PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS     POSITIONS AND OFFICES WITH THE FUND
-------------------------------------------------------------------------------------------------
William M. Fitzgerald, 32                                     Vice President (since 1996)
Vice President of Nuveen Advisory Corp. (since December
1995); prior thereto, Assistant Vice President (from
September 1992 to December 1995) and Assistant Portfolio
Manager (from June 1988 to September 1992) of Nuveen
Advisory Corp.; Chartered Financial Analyst.
Kathleen M. Flanagan, 49                                      Vice President (since 1994)
Vice President of John Nuveen & Co. Incorporated; Vice
President (since June 1996) of Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.
J. Thomas Futrell, 41                                         Vice President (since 1991)
Vice President of Nuveen Advisory Corp.; Chartered Financial
Analyst.

-------------------------------------------------------------------------------------------------
  NAME, AGE AND PRINCIPAL OCCUPATIONS FOR PAST FIVE YEARS     POSITIONS AND OFFICES WITH THE FUND
-------------------------------------------------------------------------------------------------
Steven J. Krupa, 39                                           Vice President (since 1990)
Vice President of Nuveen Advisory Corp.
Anna R. Kucinskis, 51                                         Vice President (since 1991)
Vice President of John Nuveen & Co. Incorporated.
Larry W. Martin, 45                                           Vice President (since 1993) &
Vice President (since September 1992), Assistant Secretary    Assistant Secretary (since 1988)
and Assistant General Counsel of John Nuveen & Co.
Incorporated; Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.; Assistant Secretary (since February 1993) of
The John Nuveen Company.
Edward F. Neild, IV, 31                                       Vice President (since 1996)
Vice President of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp. (since September 1996); prior
thereto, Assistant Vice President of Nuveen Advisory Corp.
(from December 1993 to September 1996) and Nuveen
Institutional Advisory Corp. (from May 1995 to September
1996); previously, Portfolio Manager of Nuveen Advisory
Corp.; Chartered Financial Analyst.
O. Walter Renfftlen, 57                                       Vice President & Controller
Vice President and Controller of The John Nuveen Company,     (since the Fund's organization)
John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.
Thomas C. Spalding, Jr., 45                                   Vice President
Vice President of Nuveen Advisory Corp. and Nuveen            (since the Fund's organization)
Institutional Advisory Corp.; Chartered Financial Analyst.
H. William Stabenow, 62                                       Vice President & Treasurer
Vice President and Treasurer of The John Nuveen Company,      (since the Fund's organization)
John Nuveen & Co. Incorporated, Nuveen Advisory Corp. and
Nuveen Institutional Advisory Corp.
Gifford R. Zimmerman, 40                                      Vice President (since 1993) &
Vice President (since September 1992), Assistant Secretary    Assistant Secretary (since 1988)
and Assistant General Counsel of John Nuveen & Co.
Incorporated; Vice President (since May 1993) and Assistant
Secretary of Nuveen Advisory Corp. and Nuveen Institutional
Advisory Corp.
-------------------------------------------------------------------------------------------------



On April 30, 1997, directors and executive officers of the Fund as a group beneficially owned 12,255 shares of common stock of the Fund (less than 1%) and did not beneficially own any shares of Nuveen RP. On April 30, 1997, directors, director nominees and executive officers of the Fund as a group beneficially owned 289,486 common shares of all funds managed by the Adviser (excluding market funds). As of April 30, 1997, no person is known to the Fund to have owned beneficially more than five percent of the shares of common stock or Nuveen RP of the Fund.



The parties have settled certain legal actions challenging the Fund's January 1994 rights offering which were filed in January 1994 and thereafter by certain shareholders of the Fund in federal district court in Chicago and in state court in Minneapolis, Minnesota against John Nuveen & Co. Incorporated, Nuveen Advisory Corp., the directors of the Fund at the time of the rights offering, the Fund's former outside legal counsel and in-house counsel to John Nuveen & Co. Incorporated. The actions included allegations that the defendants violated federal and state law and the Fund's Articles of Incorporation in connection with the rights offering. As described in a court approved notice of the proposed settlement sent to shareholders, the Fund will not bear any cost of the settlement and will be reimbursed for attorney's fees it incurred in the litigation as part of the settlement. The Fund may also receive additional money if any of the settlement amounts go undistributed or unclaimed. The cost of the settlement will be paid one-half each by insurers for the Fund's former outside counsel and for Nuveen. The federal district court approved the settlement on June 3, 1997; the settlement will become final absent any appeal. If an appeal is taken, the settlement will become final if and when the approval of the federal district court is upheld.


2. SELECTION OF INDEPENDENT AUDITORS

The members of the Fund's Board of Directors who are not "interested persons" of the Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of the Fund for the fiscal year ending October 31, 1997. Ernst & Young LLP has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the shares of the Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes.

THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

3. AMENDMENT AND RESTATEMENT OF THE STATEMENT ESTABLISHING AND FIXING THE RIGHTS AND PREFERENCES OF NUVEEN RP


The Board of Directors of the Fund has proposed that the Statement Establishing and Fixing the Rights and Preferences of Nuveen RP (the "Statement") for the Fund, be amended and restated. The proposed Amendment and Restatement (the "Amendment") would make certain changes to the terms of the Statement in order to change existing preferred stock from "remarketed" to "auction rate" and, in general, bring the Statement into conformity with the terms of preferred stock issued by other more recent Nuveen-sponsored exchange-traded funds (which is called Municipal Auction Rate Cumulative Preferred Stock or "MuniPreferred"). As amended, the Nuveen RP would likewise be called MuniPreferred and is referred to as such, where appropriate, in this proxy statement.


THE FUND'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE APPROVAL OF THE AMENDMENT.


Approval of the Amendment requires: (1) the affirmative vote of the holders of at least a majority of the shares of common stock and shares of Nuveen RP present in person or by proxy and entitled to vote, voting as a single class;
(2) the affirmative vote of the holders of at least a majority of the shares of common stock, voting as a single class; and (3) the affirmative vote of the holders of at least 66 2/3% of the outstanding shares of each series of Nuveen RP, each voting as a separate class.


Set forth below is a description and explanation of the various revisions to the Fund's Statement that are embodied in the Amendment.


Unless the context requires otherwise, capitalized terms used but not defined shall have the meanings ascribed to such terms in the Statement or the Amendment, as the case may be. The summary of the Amendment set forth below is qualified in its entirety by reference to the Amendment, the form of which is attached as Annex A.


A. BACKGROUND OF NUVEEN RP AND MUNIPREFERRED


The Fund, which was created in 1988, was the first leveraged closed-end municipal bond fund publicly offered in the U.S. Through its use of a capital structure utilizing both common and preferred stock, the Fund is designed to allow common stockholders to realize a higher current rate of return than if the Fund were not leveraged. The Fund seeks to invest its assets in Municipal Obligations that pay long-term rates, which are typically, although not always, higher than short-term rates, while the Fund pays dividends on its Nuveen RP based upon short-term rates (which are redetermined periodically pursuant to a remarketing procedure). So long as the Fund's portfolio is invested in securities that provide a higher return than the then current dividend rate of the Nuveen RP, the effect of leverage causes common stockholders to realize a higher current rate of return than if the Fund were not leveraged. Similarly, since any net capital appreciation in the Fund's assets generally is reflected in an increase in the net asset value attributable to the Fund's common stock, if there is an increase in the net asset value of the Fund's investment portfolio the effect of leverage is to increase the net asset value per share of common stock to a greater extent than if the Fund were not leveraged. However, there are risks associated with the leveraging of the common stock, including higher volatility of both the net asset value and market value of common stock, and fluctuations in the short-term dividend rates on Nuveen RP may affect the yield to common stockholders. To the extent that the current dividend rate on Nuveen RP approaches the net return on the Fund's investment portfolio, the benefit of leverage to common stockholders is reduced, and if the current dividend rate on Nuveen RP exceeds the net return on the Fund's portfolio, the Fund's leveraged capital structure results in a lower rate of return to common stockholders than if the Fund were not leveraged. Similarly, since any decline in the net asset value of the Fund's investments is borne entirely by common stockholders, the effect of leverage in a declining market results in a greater decrease in net asset value to common stockholders than if the Fund were not leveraged, which would likely be reflected in a greater decline in the market price for its common stock. In an extreme case, if the Fund's current investment income were not sufficient to meet dividend requirements on Nuveen RP, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value attributable to the Fund's common stock. To the extent the Fund issues additional shares of preferred stock, which it intends to do, both the benefits and risks of the leveraged structure would increase.



After the introduction of Nuveen RP, subsequent Nuveen-sponsored leveraged closed-end municipal bond funds used an auction, rather than a remarketing procedure for determining the short-term rates for their preferred stock. Fund Management believes that, over time, some market participants active in Nuveen-sponsored funds have come to expect for such funds the use of so called "Dutch auctions", which use an independent auction agent, rather than a remarketing process, which uses a remarketing agent. Fund Management believes that the "Dutch auction" process may broaden distribution of the Fund's preferred stock.

B. DIFFERENCES BETWEEN NUVEEN RP AND MUNIPREFERRED

     1. NUVEEN RP REMARKETING PROCEDURE.

The remarketing of shares of Nuveen RP takes place over a three-day period consisting of the Tender Date (normally a Tuesday), the Dividend Reset Date (normally a Wednesday) and the Settlement Date (normally a Thursday). By 12:00 noon, New York City time, on each Tender Date for shares of Nuveen RP (the Business Day preceding the related Dividend Reset Date), the Remarketing Agents, after canvassing the market and considering prevailing market conditions, provide to holders of shares of Nuveen RP subject to Tender and Dividend Reset non-binding indications of the Applicable Dividend Rate or Rates for the next succeeding 28-day Dividend Period (in the case of Series A-D Nuveen RP), 7-day Dividend Period (in the case of Series E Nuveen RP) and Special Dividend Period, if any; provided that, if the Board of Directors has designated a Special Dividend Period with respect to all shares of a series of Nuveen RP subject to Tender and Dividend Reset, the Remarketing Agents provide to holders of shares of such series a non-binding indication only of the Applicable Dividend Rate for such Special Dividend Period. By 1:00 p.m., New York City time, on such Tender Date, each holder of shares of Nuveen RP subject to Tender and Dividend Reset notifies a Remarketing Agent of its desire (on a share-by-share basis) either to tender such share at a price of $25,000 per share or to continue to hold such share for a 28-day Dividend Period (in the case of Series A-D Nuveen RP) or a 7-day Dividend Period (in the case of Series E Nuveen RP) or, if applicable, to accept a Special Dividend Period. Any holder or prospective purchaser may informally indicate to a Remarketing Agent its Applicable Dividend Rate preferences. However, any such notice given to a Remarketing Agent to tender or hold shares for a particular Dividend Period is irrevocable and may not be conditioned upon the level at which Applicable Dividend Rates are set. Accordingly, the Applicable Dividend Rate with respect to a Dividend Period may be greater or less than such rate preferences. Any such notice may not be waived by the Remarketing Agents; provided that, prior to 4:00 p.m., New York City time, on the Dividend Reset Date, a Remarketing Agent may, in its sole discretion, (i) at the request of a holder that has tendered one or more shares of Nuveen RP to such Remarketing Agent, waive such holder's tender and thereby enable such holder to continue to hold such share or shares for a 28-day Dividend Period (in the case of Series A-D Nuveen RP), a 7-day Dividend Period (in the case of Series E Nuveen RP), or a Special Dividend Period, if applicable, as agreed to by the holder and such Remarketing Agent at such time, so long as such tendering holder has indicated that it would accept the new Applicable Dividend Rate for such Dividend Period, such waiver to be contingent upon the Remarketing Agents' being able to remarket all shares tendered to them in such Remarketing, and (ii) at the request of a holder that has elected to hold one or more of its shares of Nuveen RP, waive such holder's election with respect thereto. Subject to the last sentence of this paragraph, holders of shares of Nuveen RP that fail on a Tender Date for such shares to elect to tender or hold such shares are deemed to have elected to continue to hold such shares for the next 28-day Dividend Period (in the case of Series A-D Nuveen RP) or 7-day Dividend Period (in the case of Series E Nuveen RP). If, on a Tender Date for shares of Nuveen RP, the current Dividend Period with respect to such shares is a Special Dividend Period, or the succeeding Dividend Period has been designated by the Board of Directors as a Special Dividend Period with respect to such shares, then holders of such shares that fail to elect to tender or hold such shares are deemed to have elected to tender such shares.

Between 1:00 p.m., New York City time, on each Tender Date for shares of Nuveen RP and 4:00 p.m., New York City time, on the succeeding Dividend Reset Date for such shares, except during a Non-Payment Period, the Remarketing Agents determine the Applicable Dividend Rate or Rates for the next Dividend Period or Periods, which is the lowest rate or rates per annum (but not greater than the applicable Maximum Dividend Rate or Rates) available which enable the Remarketing Agents to remarket on behalf of the holders thereof all shares of Nuveen RP tendered to them on such Tender Date at a price of $25,000 per share. Such determination is made in the sole discretion of the Remarketing Agents and is conclusive and binding on the Fund and on the holders of shares of Nuveen RP.

If an Applicable Dividend Rate has not been set on any Dividend Reset Date for a 28-day Dividend Period (except in the case of Series E Nuveen RP), a 7-day Dividend Period (in the case of Series E Nuveen RP) and a Special Dividend Period, if any (other than because there are no Remarketing Agents or the Remarketing Agents are not required to conduct a Remarketing pursuant to the terms of the Remarketing Agreement), the Remarketing Agents, if necessary and except during a Non-Payment Period, determine each such Applicable Dividend Rate which, if each case, shall be the dividend rate per annum that would be equal to the initial dividend rate per annum fixed in an offering on such Dividend Reset Date, assuming in each case a comparable dividend period, issuer and security. If a Remarketing for shares of Nuveen RP does not take place because there are no Remarketing Agents or the Remarketing Agents are not required to conduct a Remarketing pursuant to the terms of the Remarketing Agreement, then, except during a Non-Payment Period, the Applicable Dividend Rate for the subsequent Dividend Period for such shares is the applicable Maximum Dividend Rate, and the next succeeding Dividend Period for such shares is, in the case of Series A-D Nuveen RP, a 28-day Dividend Period or, in the case of Series E Nuveen RP, a 7-day Dividend Period. If, in a Remarketing of shares of Nuveen RP, the Remarketing Agents are unable to remarket on the Dividend Reset Date all shares of such series tendered (or deemed tendered) to them at a price of $25,000 per share, the next Dividend Period for all shares of such series is a 28-day Dividend Period (in the case of Series A-D Nuveen RP) or a 7-day Dividend Period (in the case of Series E Nuveen RP) and the Applicable Dividend Rate is the Maximum Dividend Rate for such 28-day Dividend Period or 7-day Dividend Period, as the case may be.

There can be no assurance that the Remarketing Agents will be able to remarket all shares of Nuveen RP tendered in a Remarketing. If any shares of Nuveen RP tendered in a Remarketing therefor are not remarketed, a holder thereof is required to hold some or all of its shares at least until the end of the next Dividend Period (a 28-day Dividend Period in the case of Series A-D Nuveen RP or a 7-day Dividend Period in the case of Series E Nuveen RP) or to sell its shares outside a Remarketing. In such case, the remarketing procedures may require an allocation of shares of Nuveen RP on a pro rata basis, to the extent practicable, or by lot, as determined by the Remarketing Agents in their sole discretion, which may result in a holder's selling a number of shares of Nuveen RP that is less than the number of shares of Nuveen RP specified in such holder's tender order.

On a Settlement Date for shares of Nuveen RP, which is the first Business Day following each Dividend Reset Date therefor, the Agent Member of each person purchasing shares of Nuveen RP as a result of a Remarketing pays the purchase price against delivery of such shares by the holder thereof or its Agent Member.

Shares of Nuveen RP tendered in a Remarketing are purchased solely out of the proceeds received from purchasers of shares of Nuveen RP in such Remarketing. Neither the Fund, the Paying Agent nor any Remarketing Agent is obligated to provide funds to make payment upon any holder's tender in a Remarketing. Tendered shares of Nuveen RP are also subject to purchase in a Remarketing by any Remarketing Agent, although the Remarketing Agents are not obligated to purchase any shares.

     2. AUCTION PROCEDURES FOR MUNIPREFERRED.


On each Auction Date for shares of a series of MuniPreferred each customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series (a "Beneficial Owner") may submit Orders with respect to shares of such series to that Broker-Dealer as follows:


- Hold Order--indicating its desire to hold shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.

- Bid--indicating its desire to sell shares of such series if the Applicable Rate for shares of such series for the next Rate Period thereof is less than the rate specified in such Bid.

- Sell Order--indicating its desire to sell shares of such series without regard to the Applicable Rate for shares of such series for the next Rate Period thereof.


A Beneficial Owner may submit different types of Orders to its Broker-Dealer with respect to shares of a series of MuniPreferred then held by such Beneficial Owner. A Beneficial Owner of shares of such series that submits a Bid with respect to shares of such series to its Broker-Dealer having a rate higher than the Maximum Rate for shares of such series on the Auction Date therefor is treated as having submitted a Sell Order with respect to such shares to its Broker-Dealer. A Beneficial Owner of shares of such series that fails to submit an Order with respect to shares of such series to its Broker-Dealer is deemed to have submitted a Hold Order with respect to such shares to its Broker-Dealer; provided, however, that if a Beneficial Owner of shares of such series fails to submit an Order with respect to shares of such series to its Broker-Dealer for an Auction relating to a Rate Period of more than 28 Rate Period Days, such Beneficial Owner is deemed to have submitted a Sell Order with respect to such shares to its Broker-Dealer. A Sell Order constitutes an irrevocable offer to sell the shares of MuniPreferred subject thereto. A Beneficial Owner that offers to become the Beneficial Owner of additional shares of MuniPreferred is, for purposes of such offer, a Potential Beneficial Owner as discussed below.


A customer of a Broker-Dealer that is not a Beneficial Owner of shares of a series of MuniPreferred but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series (in each case, a "Potential Beneficial Owner"), may submit to its Broker-Dealer Bids in which it offers to purchase shares of such series if the Applicable Rate for shares of such series for the next Rate Period thereof is not less than the rate specified in such Bid. A Bid placed by a Potential Beneficial Owner of shares of such series specifying a rate higher than the Maximum Rate for shares of such series is not accepted.

The Broker-Dealers in turn submit the Orders of their respective customers who are Beneficial Owners and Potential Beneficial Owners to the Auction Agent, designating themselves (unless otherwise permitted by the Fund) as Existing Holders in respect of shares subject to Orders submitted or deemed submitted to them by Beneficial Owners and as Potential Holders in respect of shares subject to Orders submitted to them by Potential Beneficial Owners. However, neither the Fund nor the Auction Agent is responsible for a Broker-Dealer's failure to comply with the foregoing. Any Order placed with the Auction Agent by a Broker-Dealer as or on behalf of an Existing Holder or a Potential Holder is treated in the same manner as an Order placed with a Broker-Dealer by a Beneficial Owner or Potential Beneficial Owner. Similarly, any failure to submit to the Auction Agent an Order in respect of any shares of MuniPreferred held by it or customers who are Beneficial Owners is treated in the same manner as a Beneficial Owner's failure to submit to its Broker-Dealer an Order in respect of shares of MuniPreferred held by it. A Broker-Dealer may also submit Orders to the Auction Agent for its own account as an Existing Holder or Potential Holder, provided it is not an affiliate of the Fund.

If Sufficient Clearing Bids for shares of a series of MuniPreferred exist (that is, the number of shares of such series subject to Bids submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Potential Holders with rates equal to or lower than the Maximum Rate for shares of such series is at least equal to the number of shares of such series subject to Sell Orders submitted or deemed submitted to the Auction Agent by Broker-Dealers as or on behalf of Existing Holders), the Applicable Rate for shares of such series is the lowest rate specified in the Submitted Bids which, taking into account such rate and all lower rates bid by Broker-Dealers as or on behalf of Existing Holders and Potential Holders, results in Existing Holders and Potential Holders owning all the shares of such series available for purchase in the Auction. If Sufficient Clearing Bids for shares of a series of MuniPreferred do not exist, the Applicable Rate for shares of such series is the Maximum Rate for shares of such series on the Auction Date therefor. In such event, Beneficial Owners that have submitted or are deemed to have submitted Sell Orders may not be able to sell in such Auction all shares of such series subject to such Sell Orders. If Broker-Dealers submit or are deemed to have submitted to the Auction Agent Hold Orders with respect to all Existing Holders of shares of a series of MuniPreferred, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series is the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (i) the Benchmark Rate, and (ii) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period is (A) if the Taxable Yield Rate is greater than the Benchmark Rate, then the Benchmark Rate, or (B) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period
Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (ii) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate.


The Auction Procedures include a pro rata allocation of shares for purchase and sale, which may result in an Existing Holder continuing to hold or selling, or a Potential Holder purchasing, a number of shares of MuniPreferred that is fewer than the number of shares of MuniPreferred specified in its Order. To the extent the allocation procedures have that result, Broker-Dealers that have designated themselves as Existing Holders or Potential Holders in respect of customer Orders are required to make appropriate pro rata allocations among their respective customers.

Settlement of purchases and sales is made on the next Business Day (also a Dividend Payment Date) after the Auction Date through the Securities Depository. Purchasers make payment through their Agent Members in same-day funds to the Securities Depository against delivery to their respective Agent Members. The Securities Depository makes payment to the sellers' Agent Members in accordance with the Securities Depository's normal procedures, which now provide for payment against delivery by their Agent Members in same-day funds.


Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of Minimum Rate Periods or Special Rate Periods of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its customers who are Beneficial Owners and Potential Beneficial Owners believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.


     3. OTHER DIFFERENCES BETWEEN NUVEEN RP AND MUNIPREFERRED.

           A) INCREASED ABILITY TO ISSUE ADDITIONAL SHARES OF PREFERRED STOCK.


Under the terms of the Amendment, the Fund would be allowed to authorize, create or issue additional shares of MuniPreferred or other classes or series of shares of Preferred Stock ranking on a parity with MuniPreferred, without the vote of holders of Preferred Stock, provided that (i) if the shares of MuniPreferred are rated by Moody's or S&P, the Fund obtains written confirmation from Moody's or S&P that the issuance of any such additional shares or other class or series of shares would not impair the rating then assigned by such rating agency to the MuniPreferred or (ii) if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed $350,000,000. Under the terms of the current Statement, the affirmative vote of 66 2/3% of the outstanding shares of such class or series, as the case may be, voting as a class, is required to increase the authorized number of shares of such class or series.



The Fund believes that the ceiling amount of $350,000,000 (the amount of Nuveen RP currently outstanding) will adequately protect existing holders of preferred stock in the event the Fund issues additional shares of preferred stock at a time when neither Moody's nor S&P is rating the Fund's Preferred Stock. In addition, so long as either Moody's or S&P is rating the shares of MuniPreferred and the Fund is required--as a precondition for issuing additional shares of Preferred Stock--to obtain written confirmation from each rating agency then rating the shares of MuniPreferred that any such additional issuance would not impair the rating then assigned to shares of MuniPreferred by such rating agency, the Fund believes that holders of shares of Preferred Stock will be adequately assured that any such additional issuance will not result in any significant diminution of the Fund's overall creditworthiness. Elimination of the voting requirement under the Fund's current terms would enable the Fund to manage its capital structure more efficiently in response to changing market conditions.


           B) ELIMINATE MASTER PURCHASER'S LETTER.

Shareholders of Nuveen RP are required to sign and deliver a Master Purchaser's Letter in which the purchaser of Nuveen RP agrees that ownership of shares of Nuveen RP will be maintained in book entry form by the Securities Depository for the account of a designated Agent Member which, in turn, will maintain records of such purchaser's beneficial ownership. The Amendment, however, eliminates the Fund's cumbersome requirement of a Master Purchaser's Letter in order to simplify the investment process. In its place, unless the Fund permits otherwise, only Broker-Dealers (who, in their broker-dealer agreements with the Fund, will bind themselves to the types of provisions contained in a Master Purchaser's Letter) will be considered Existing Holders for purposes of submitting orders to an Auction Agent. The Amendment also provides that, unless the Fund permits otherwise, a beneficial owner of shares of MuniPreferred may sell, transfer or otherwise dispose of shares of MuniPreferred only pursuant to a bid or sell order placed by such beneficial owner's Broker-Dealer with an Auction Agent or to a Broker-Dealer (provided that a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of the foregoing if such Broker-Dealer remains the Existing Holder of the shares to be sold, transferred or disposed of immediately after such sale, transfer or disposition).

           C) ELIMINATE SUPERMAJORITY VOTE TO AUTHORIZE CERTAIN ACTIONS.


Currently, the affirmative vote of the holders of 66 2/3% of the outstanding shares of a class or series of Preferred Stock, as the case may be, voting as a class, is required to (i) amend, alter or repeal the provisions of the Articles so as to affect any preference, right or power of such shares and (ii) increase the authorized number of shares of such class or series. However, only the affirmative vote of the holders of a majority of the outstanding shares of a class or series of Preferred Stock, voting as a class, is required under the terms of the Amendment. The Fund believes that decreasing the number of shares required to approve these actions to a majority is in the best interest of the Fund, because it will eliminate the ability of the holders of a minority of shares of preferred stock to prevent the Fund from taking action that has been approved by the holders of a least a majority of such shares.


           D) MORE FLEXIBLE RATE PERIODS.

Currently, the Dividend Periods for shares of Series A-D Nuveen RP are 28 consecutive days and the Dividend Period for shares of Series E Nuveen RP is 7 consecutive days. The Board of Directors may designate a Dividend Period as a Special Dividend Period of 168 consecutive days or 364 consecutive days, as the case may be. Under the terms of the Amendment, all Subsequent Rate Periods are a Minimum Rate Period of 7 consecutive days, unless the Fund, subject to certain conditions, designates such Subsequent Rate period as a Special Rate Period consisting of a specified number of days evenly divisible by seven and not more than 1,820 (approximately 5 years), subject to certain adjustments. The Fund believes that the additional flexibility in rate periods gained by the Amendment will allow the Fund to manage its capital structure more efficiently in response to changing market conditions.

           E) "GROSS UP PAYMENTS."


Currently, under a special "grandfather" provision contained in Revenue Ruling 89-81, the Fund makes non-proportionate designations of dividends between its Nuveen RP and common stockholders such that dividends paid to holders of Nuveen RP are designated as exempt interest dividends to the extent such dividends do not exceed the Fund's exempt interest income. As noted below under "Description of MuniPreferred--Taxation," however, any future issuance of additional shares of MuniPreferred, as permitted by the Amendment, may cause the Fund to lose its "grandfathered" status and require the Fund to allocate proportionately the Fund's taxable ordinary income and capital gains, if any, to both common and preferred stockholders. The Fund is seeking a private letter ruling from the Internal Revenue Service (the "IRS") to the effect that the Amendment and the issuance of additional shares will not result in the loss of the Fund's "grandfathered" status. However, no assurance can be given that the IRS will so rule. Accordingly, the Amendment provides for the Fund to make "gross up" payments to offset any such allocation of taxable income and capital gains to preferred stockholders if, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent (a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund. See "Differences Between Nuveen RP and MuniPreferred--Auction Procedure for MuniPreferred." If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund. A "gross up payment" means payment to a holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such holder to which such gross up payment relates, would cause such holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related gross up payment to be equal to the dollar amount of the dividends which would have been received by such holder if the amount of the aggregate Taxable Allocations were not subject to regular federal income tax.

C. DESCRIPTION OF MUNIPREFERRED

The Amendment would convert Series A Nuveen RP into Series M MuniPreferred, Series B Nuveen RP into Series T MuniPreferred, Series C Nuveen RP into Series TH MuniPreferred, Series D Nuveen RP into Series F MuniPreferred and Series E Nuveen RP into Series W MuniPreferred. In addition, the Amendment would increase the number of shares of preferred stock authorized for each series by 7,200 shares from 2,800 shares to 10,000 shares per series. The following is a brief description of the major features of MuniPreferred.

     1. DIVIDENDS AND DIVIDEND PERIODS

The Initial Rate Period of the shares of MuniPreferred, Series M, T, TH, F and W, will be a period consisting of the number of days following the effective time of the Amendment that would have remained in the rate period of the shares of Nuveen RP, Series A, B, C, D and E, respectively, in effect immediately prior to the effective time of the Amendment. The dividend rate for the shares of MuniPreferred, Series M, T, TH, F and W, for the Initial Rate Period thereof, will be the dividend rate in effect immediately prior to the effective time of the Amendment for the shares of Nuveen RP, Series A, B, C, D and E, respectively. The initial Auction for the shares of MuniPreferred, Series M, T, TH, F and W will be held on the first Wednesday immediately prior to the Dividend Payment Date for the Initial Rate Period of shares of such series.


For MuniPreferred Series M, T, TH and F, in order to move from a Wednesday remarketing schedule to a Monday, Tuesday, Thursday and Friday auction schedule, respectively, the shares of such series will have a Transitional Rate Period. The Transitional Rate Period of the shares of MuniPreferred, Series M, T, TH and F, will be a period consisting of the number of days commencing on the Dividend Payment Date for the Initial Rate Period of shares of such series to but excluding the date that would otherwise be the next succeeding Dividend Payment Date for a Subsequent Rate Period, except that if that number of days would be less than five days, then the Transitional Rate Period will be a period consisting of the number of days commencing on the initial Dividend Payment Date to but excluding the date that would otherwise be the second succeeding Dividend Payment Date for a Subsequent Rate Period.


Subsequent Rate Periods of the shares of MuniPreferred (after the Transitional Rate Period in the case of Series M, T, TH and F and after the Initial Rate Period in the case of Series W) will be the period from and including the first day following such Initial or Transitional Rate Period, as the case may be, of shares of such series to but excluding the next Dividend Payment Date for shares of such series and for any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series, unless the Fund designates such Subsequent Rate Period as a Special Rate Period.

By way of example, if the Amendment were effective on August 4, 1997, the Initial Rate Period for Series TH MuniPreferred would be 9 days (ending on August 13, 1997), which is the number of days that would have remained in the 28-day rate period for Series C Nuveen RP. The initial Auction would be held on Wednesday, August 13, 1997, and would be for a Transitional Rate Period of 8 days (ending on Thursday, August 21, 1997). The next Auction would be held on Thursday, August 21, 1997, and thereafter normally would be held every Thursday.

     2. TAXATION


In general, dividends on shares of MuniPreferred will be exempt from regular Federal income taxes in the hands of owners of such shares, subject to the possible application of the Federal alternative minimum tax. The IRS currently requires that a regulated investment company that has two or more classes of shares must designate to each such class proportionate amounts of each type of its income for each tax year based upon the percentage of total dividends distributed to each class for such year. Under a special "grandfather" provision contained in Revenue Ruling 89-81, regulated investment companies can make non-proportionate designations pursuant to a rule described in a registration statement filed with the Securities and Exchange Commission prior to June 13, 1989. The Fund has designated exempt-interest dividends disproportionately to Nuveen RP and designated capital gains and any ordinary income to its common stock pursuant to this grandfather provision. Any future issuance of additional shares of MuniPreferred, as permitted by the Amendment, may result in the Fund not being allowed to rely on the "grandfather" provision. The Fund is seeking a private letter ruling from the IRS that such actions will not result in a loss of such "grandfathered" status. However, no assurance can be given that the IRS will issue such ruling. In the event that the Fund's disproportionate allocation of exempt-interest dividends is not allowed under the Code, holders of new MuniPreferred would be treated as receiving a pro rata portion, if any, of the Fund's ordinary income and capital gains. Such amounts, however, are not expected to be significant and, in any event, the Fund, under certain circumstances will make certain "gross up" payments to holders of shares of MuniPreferred to offset any such amounts as described above under "Differences Between Nuveen RP and MuniPreferred--Other Differences Between Nuveen RP and MuniPreferred--'Gross Up Payments'."

     3. ASSET MAINTENANCE

The Fund must maintain (i) assets having in the aggregate a Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount, and (ii) 1940 Act MuniPreferred Asset Coverage of at least 200%.

     4. MANDATORY REDEMPTION


If the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage is not maintained or restored, shares of MuniPreferred will be subject to mandatory redemption on a date fixed by the Board of Directors, out of funds legally available, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption. Any such redemption will be limited to the number of shares of MuniPreferred necessary to restore the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be.


     5. OPTIONAL REDEMPTION


Except as otherwise provided in the Amendment, (i) shares of MuniPreferred of each series are redeemable, in whole or in part, at the option of the Fund, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at the redemption price per share equal to the sum of $25,000 per share plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in (ii) below) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein; and (ii) shares of each series of MuniPreferred are redeemable, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equaled or exceeded on such date of determination of the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.


     6. LIQUIDATION PREFERENCE

The liquidation preference of the shares of each series of MuniPreferred will be $25,000 per share plus accumulated but unpaid dividends, if any, thereon.

     7. VOTING RIGHTS


The 1940 Act requires that the holders of Preferred Stock, including MuniPreferred, voting as a separate class, have the right to elect at least two directors at all times and to elect a majority of the directors at any time two years' dividends on the Preferred Stock are unpaid. In each case, the remaining directors will be elected by holders of shares of Common Stock and shares of Preferred Stock, including MuniPreferred, voting together as a single class. The holders of shares of Preferred Stock, including MuniPreferred, will vote as a separate class or classes on certain other matters as required under the Articles, the 1940 Act and Minnesota law.


D. REASONS FOR THE AMENDMENT.


The Board of Directors has identified several benefits of the Amendment. With respect to the Fund's common stockholders, the Amendment may provide increased income to such common stockholders because the Amendment should enable the Fund to pay relatively lower dividends to the holders of the Fund's preferred stock. In addition, the Amendment would enable the Fund to issue additional shares of MuniPreferred, which would increase the benefits and risks of its leveraged structure. With respect to the holders of the Fund's Preferred Stock, however, the Amendment would likely have the opposite effect; namely, decreasing the level of dividends. The Board of Directors believes, though, that the dividends paid on the Fund's preferred stock should be competitive market rates. In addition, the Amendment would standardize the Nuveen closed-end product line, which would provide administrative benefits to both the Fund and to Nuveen and its affiliates.


     1. REMARKETING VS. AUCTION PROCESS.


Fund Management believes that, over time, some market participants active in Nuveen-sponsored funds have come to expect for such Funds the use of so-called "Dutch auctions", which use an independent auction agent, rather than a remarketing process, which uses a remarketing agent. The proposal would change to an auction process, which may broaden distribution of the Fund's Preferred Stock.

     2. INCREASE INCOME TO COMMON STOCKHOLDERS.

The Amendment may provide increased income to common stockholders of the Fund in two ways: (1) by decreasing the rate period from 28-days to 7-days and (2) using the auction process. As noted above, Series A-D Nuveen RP have a 28-day rate period while Series E Nuveen RP has a 7-day rate period. The Amendment would reduce the length of the Fund's 28 day rate periods for Series A-D and take advantage of historically lower dividend rates for 7-day rate periods.


Additionally, the Amendment would allow the Fund to issue additional MuniPreferred under the circumstances discussed above. See "Differences Between Nuveen RP and MuniPreferred--Other Differences Between Nuveen RP and MuniPreferred--Increased Ability to Issue Additional Shares of Preferred Stock." If the Amendment is approved, the Fund presently intends to issue an additional $125 million of MuniPreferred. The Fund is currently benefiting from the long and short-term interest rate differential on its $350 million of preferred stock. The issuance of additional preferred stock would provide common stockholders with additional income generated by the difference between the expected short-term MuniPreferred rates and the long-term rates at which the offering proceeds would be invested.


     3. STANDARDIZE NUVEEN PRODUCT LINE.

The convergence of the terms and conditions underlying Nuveen-sponsored auction rate preferred stock to a single standard has facilitated the use of the product by investors, traders and administrators alike. All of the preferred stock of Nuveen-sponsored funds, with the sole exception being the Fund's preferred stock, conform to a single standard set of terms. The Amendment would bring the Fund's preferred stock into conformity with the Nuveen family's standard state-of-the-art MuniPreferred.


E. EFFECTIVE TIME OF THE AMENDMENT



If approved by shareholders, the Fund intends to file the Amendment as soon as practicable with the Secretary of State of Minnesota. The Amendment will be effective as of the close of business on the date of filing ("Effective Time").


SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's officers and directors, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of the Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during the fiscal year ended October 31, 1996, all Section 16(a) filing requirements applicable to the Fund's officers and directors, investment adviser and affiliated persons of the investment adviser were complied with.

INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for the Fund. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for the Fund, in its initial public offering of common stock in June 1988, its public offering of Nuveen RP in October 1988 and its rights offering for common stock in December 1993.

SHAREHOLDER PROPOSALS


To be considered for presentation at the Annual Meeting of Shareholders of the Fund to be held in 1998, a shareholder proposal must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February 18, 1998.


EXPENSES OF PROXY SOLICITATION


The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives, who will not receive any extra compensation for their services.


ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of the Fund following the Fund's fiscal year end. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT AND SEMI-ANNUAL REPORT (WHICH WILL SOON BE AVAILABLE) UPON REQUEST.

SUCH WRITTEN OR ORAL REQUESTS SHOULD BE DIRECTED TO THE FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at the Fund's Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at the Fund's Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

ANNEX A

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.


                                    FORM OF

                          AMENDMENT AND RESTATEMENT OF
                  STATEMENT ESTABLISHING AND FIXING THE RIGHTS
                               AND PREFERENCES OF
                             MUNICIPAL AUCTION RATE
                CUMULATIVE PREFERRED STOCK ("MUNIPREFERRED(R)")

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.


                               TABLE OF CONTENTS

                                                                PAGE
DEFINITIONS.................................................       1
  "AA" Composite Commercial Paper Rate......................       1
  Accountant's Confirmation.................................       1
  Affiliate.................................................       1
  Agent Member..............................................       1
  Anticipation Notes........................................       2
  Applicable Rate...........................................       2
  Articles..................................................       2
  Auction...................................................       2
  Auction Agency Agreement..................................       2
  Auction Agent.............................................       2
  Auction Date..............................................       2
  Auction Procedures........................................       2
  Available MuniPreferred...................................       2
  Benchmark Rate............................................       2
  Beneficial Owner..........................................       2
  Bid and Bids..............................................       2
  Bidder and Bidders........................................       2
  Board of Directors........................................       2
  Broker-Dealer.............................................       2
  Broker-Dealer Agreement...................................       2
  Business Day..............................................       2
  Code......................................................       2
  Commercial Paper Dealers..................................       2
  Common Stock..............................................       2
  Cure Date.................................................       2
  Date of Original Issue....................................       2
  Deposit Securities........................................       2
  Discounted Value..........................................       3
  Dividend Payment Date.....................................       3
  Dividend Period...........................................       3
  Existing Holder...........................................       3
  Failure to Deposit........................................       3
  Federal Tax Rate Increase.................................       3
  Fund......................................................       3
  Gross-up Payment..........................................       3
  Holder....................................................       3
  Hold Order and Hold Orders................................       3
  Independent Accountant....................................       3
  Initial Rate Period.......................................       3
  Interest Equivalent.......................................       3
  Issue Type Category.......................................       3
  Kenny Index...............................................       3
  Late Charge...............................................       3
  Liquidation Preference....................................       4
  Market Value..............................................       4
  Maximum Potential Gross-up Payment Liability..............       4
  Maximum Rate..............................................       4
  Minimum Rate Period.......................................       4
  Moody's...................................................       4
  Moody's Discount Factor...................................       4
  Moody's Eligible Asset....................................       4
  Moody's Exposure Period...................................       4
  Moody's Volatility Factor.................................       4
  MuniPreferred.............................................       5
  MuniPreferred Basic Maintenance Amount....................       5

                                                                PAGE
  MuniPreferred Basic Maintenance Cure Date.................       6
  MuniPreferred Basic Maintenance Report....................       6
  Municipal Obligations.....................................       6
  1940 Act..................................................       6
  1940 Act Cure Date........................................       6
  1940 Act MuniPreferred Asset Coverage.....................       6
  Notice of Redemption......................................       6
  Notice of Special Rate Period.............................       6
  Order.....................................................       6
  Original Issue Insurance..................................       6
  Other Issues..............................................       6
  Outstanding...............................................       6
  Permanent Insurance.......................................       6
  Person....................................................       6
  Portfolio Insurance.......................................       6
  Potential Beneficial Owner................................       6
  Potential Holder..........................................       6
  Preferred Stock...........................................       7
  Quarterly Valuation Date..................................       7
  Rate Multiple.............................................       7
  Rate Period...............................................       7
  Rate Period Days..........................................       7
  Receivables for Municipal Obligations Sold................       7
  Redemption Price..........................................       7
  Reference Rate............................................       7
  Registration Statement....................................       7
  S&P.......................................................       7
  S&P Discount Factor.......................................       7
  S&P Eligible Asset........................................       7
  S&P Exposure Period.......................................       7
  S&P Volatility Factor.....................................       7
  Secondary Market Insurance................................       7
  Securities Depository.....................................       7
  Sell Order and Sell Orders................................       7
  Special Rate Period.......................................       7
  Special Redemption Provisions.............................       7
  Submission Deadline.......................................       8
  Submitted Bid and Submitted Bids..........................       8
  Submitted Hold Order and Submitted Hold Orders............       8
  Submitted Order and Submitted Orders......................       8
  Submitted Sell Order and Submitted Sell Orders............       8
  Subsequent Rate Period....................................       8
  Substitute Commercial Paper Dealer........................       8
  Substitute U.S. Government Securities Dealer..............       8
  Sufficient Clearing Bids..................................       8
  Taxable Allocation........................................       8
  Taxable Income............................................       8
  Taxable Equivalent of the Short-Term Municipal Bond
     Rate...................................................       8
  Transitional Rate Period..................................       8
  Treasury Bill.............................................       8
  Treasury Bill Rate........................................       8
  Treasury Note.............................................       9
  Treasury Note Rate........................................       9
  U.S. Government Securities Dealer.........................       9
  Valuation Date............................................       9
  Volatility Factor.........................................       9
  Voting Period.............................................       9
  Winning Bid Rate..........................................       9

PART I......................................................................................................         10
   1.  Number of Authorized Shares..........................................................................         10
   2.  Dividends............................................................................................         10
        (a)  Ranking........................................................................................         10
        (b) Cumulative Cash Dividends.......................................................................         10
        (c) Dividends Cumulative From Date of Original Issue................................................         10
        (d) Dividend Payment Dates and Adjustment Thereof...................................................         10
        (e) Dividend Rates and Calculation of Dividends.....................................................         10
            (i)  Dividend Rates.............................................................................         10
            (ii) Calculation of Dividends...................................................................         11
        (f)  Curing a Failure to Deposit....................................................................         12
        (g) Dividend Payments by Fund to Auction Agent......................................................         12
        (h) Auction Agent as Trustee of Dividend Payments by Fund...........................................         12
        (i)  Dividends Paid to Holders......................................................................         12
        (j)  Dividends Credited Against Earliest Accumulated But Unpaid Dividends...........................         12
        (k) Dividends Designated as Exempt-Interest Dividends...............................................         12
   3.  Gross-up Payments....................................................................................         12
        (a)  Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or Fewer..................         12
        (b) Special Rate Periods of More Than 28 Rate Period Days...........................................         12
        (c) No Gross-up Payments In the Event of a Reallocation.............................................         12
   4.  Designation of Special Rate Periods..................................................................         13
        (a)  Length of and Preconditions for Special Rate Period............................................         13
        (b) Adjustment of Length of Special Rate Period.....................................................         13
        (c) Notice of Proposed Special Rate Period..........................................................         13
        (d) Notice of Special Rate Period...................................................................         13
        (e) Failure to Deliver Notice of Special Rate Period................................................         14
   5.  Voting Rights........................................................................................         14
        (a)  One Vote Per Share of MuniPreferred............................................................         14
        (b) Voting For Additional Directors.................................................................         14
            (i)  Voting Period..............................................................................         14
            (ii) Notice of Special Meeting..................................................................         14
            (iii) Terms of Office of Existing Directors.....................................................         15
            (iv) Terms of Office of Certain Directors to Terminate Upon Termination of Voting Period........         15
        (c) Holders of MuniPreferred To Vote On Certain Other Matters.......................................         15
            (i)  Increases in Capitalization................................................................         15
            (ii) 1940 Act Matters...........................................................................         15
        (d) Board May Take Certain Actions Without Shareholder Approval.....................................         16
        (e) Voting Rights Set Forth Herein Are Sole Voting Rights...........................................         16
        (f)  No Preemptive Rights or Cumulative Voting......................................................         16
        (g) Voting for Directors Sole Remedy for Fund's Failure to Pay Dividends............................         16
        (h) Holders Entitled to Vote........................................................................         16
   6.  1940 Act MuniPreferred Asset Coverage................................................................         16
   7.  MuniPreferred Basic Maintenance Amount...............................................................         17
   8.  [Reserved]...........................................................................................         18
   9.  Restrictions on Dividends and Other Distributions....................................................         18
        (a)  Dividends on Preferred Stock Other Than MuniPreferred..........................................         18
        (b) Dividends and Other Distributions With Respect to Common Stock Under the 1940 Act...............         18
        (c) Other Restrictions On Dividends and Other Distributions.........................................         18
  10.  Rating Agency Restrictions...........................................................................         19
  11.  Redemption...........................................................................................         19
        (a)  Optional Redemption............................................................................         19
        (b) Mandatory Redemption............................................................................         20
        (c) Notice of Redemption............................................................................         20
        (d) No Redemption Under Certain Circumstances.......................................................         20
        (e) Absence of Funds Available for Redemption.......................................................         21
        (f)  Auction Agent as Trustee of Redemption Payments by Fund........................................         21
        (g) Shares for Which Notice of Redemption Has Been Given Are No Longer Outstanding..................         21
        (h) Compliance With Applicable Law..................................................................         21
        (i)  Only Whole Shares of MuniPreferred May Be Redeemed.............................................         21

  12.  Liquidation Rights...................................................................................         21
        (a)  Ranking........................................................................................         21
        (b) Distributions Upon Liquidation..................................................................         21
        (c) Pro Rata Distributions..........................................................................         22
        (d) Rights of Junior Stock..........................................................................         22
        (e) Certain Events Not Constituting Liquidation.....................................................         22
  13.  Miscellaneous........................................................................................         22
        (a)  Amendment of Appendix A to Add Additional Series...............................................         22
        (b) Appendix A Incorporated By Reference............................................................         22
        (c) No Fractional Shares............................................................................         22
        (d) Status of Shares of MuniPreferred Redeemed, Exchanged or Otherwise Acquired by the Fund.........         22
        (e) Board May Resolve Ambiguities...................................................................         22
        (f)  Headings Not Determinative.....................................................................         22
        (g) Notices.........................................................................................         22
PART II.....................................................................................................         23
   1.  Orders...............................................................................................         23
   2.  Submission of Orders by Broker-Dealers to Auction Agent..............................................         24
   3.  Determination of Sufficient Clearing Bids, Winning Bid Rate and Applicable Rate......................         25
   4.  Acceptance and Rejection of Submitted Bids and Submitted Sell Orders and Allocation of Shares........         26
   5.  Notification of Allocations..........................................................................         27
   6.  Auction Agent........................................................................................         27
   7.  Transfer of Shares of MuniPreferred..................................................................         28
   8.  Global Certificate...................................................................................         28
Appendix A..................................................................................................        A-1
  Section 1.  Designation As To Series......................................................................        A-1
  Section 2.  Number of Authorized Shares Per Series........................................................        A-2
  Section 3.  Exceptions to Certain Definitions.............................................................        A-2
  Section 4.  Certain Definitions...........................................................................        A-2
  Section 5.  Initial and Transitional Rate Periods.........................................................        A-5
  Section 6.  Date for Purposes of Paragraph (yyy) Contained Under the Heading "Definitions" in this
              Statement.....................................................................................        A-5
  Section 7.  Party Named for Purposes of the Definition of "Rate Multiple" in this Statement...............        A-6
  Section 8.  Additional Definitions........................................................................        A-6
  Section 9.  Dividend Payment Dates........................................................................        A-6
  Section 10. Amount for Purposes of Subparagraph (c)(i) of Section 5 of Part I
               of this Statement............................................................................        A-6
  Section 11. Redemption Provisions Applicable to Initial Rate Periods......................................        A-6
  Section 12. Applicable Rate for Purposes of Subparagraph(b)(iii) of Section 3 of Part II of this
              Statement.....................................................................................        A-6

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC., a Minnesota corporation (the "Fund"), certifies to the Secretary of State of the State of Minnesota that:

First: Pursuant to authority expressly vested in the Board of Directors of the Fund by Article FIFTH of the Fund's Articles of Incorporation, as amended (which, as hereafter restated or amended from time to time are, together with this Statement, herein called the "Articles"), the Board of Directors has, by resolution, designated the preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of shares of the Fund's authorized Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, having such designation or designations as to series as is set forth in Section 1 of Appendix A hereto and such number of shares per such series as is set forth in Section 2 of Appendix A hereto.

Second: The preferences, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each series of MuniPreferred described in Section 1 of Appendix A hereto are as follows (each such series being referred to herein as a series of MuniPreferred, and shares of all such series being referred to herein individually as a share of MuniPreferred and collectively as shares of MuniPreferred):

                                  DEFINITIONS

Except as otherwise specifically provided in Section 3 of Appendix A hereto, as used in Parts I and II of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

     (a) "AA" COMPOSITE COMMERCIAL PAPER RATE," on any date for any Rate Period of shares of a series of MuniPreferred, shall mean (i) (A) in the case of any Minimum Rate Period or any Special Rate Period of fewer than 49 Rate Period Days, the interest equivalent of the 30-day rate; provided, however, that if such Rate Period is a Minimum Rate Period and the "AA" Composite Commercial Paper Rate is being used to determine the Applicable Rate for shares of such series when all of the Outstanding shares of such series are subject to Submitted Hold Orders, then the interest equivalent of the seven-day rate, and (B) in the case of any Special Rate Period of (1) 49 or more but fewer than 70 Rate Period Days, the interest equivalent of the 60-day rate; (2) 70 or more but fewer than 85 Rate Period Days, the arithmetic average of the interest equivalent of the 60-day and 90-day rates; (3) 85 or more but fewer than 99 Rate Period Days, the interest equivalent of the 90-day rate; (4) 99 or more but fewer than 120 Rate Period Days, the arithmetic average of the interest equivalent of the 90-day and 120-day rates; (5) 120 or more but fewer than 141 Rate Period Days, the interest equivalent of the 120-day rate; (6) 141 or more but fewer than 162 Rate Period Days, the arithmetic average of the 120-day and 180-day rates; and (7) 162 or more but fewer than 183 Rate Period Days, the interest equivalent of the 180-day rate, in each case on commercial paper placed on behalf of issuers whose corporate bonds are rated "AA" by S&P or the equivalent of such rating by S&P or another rating agency, as made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day next preceding such date; or (ii) in the event that the Federal Reserve Bank of New York does not make available any such rate, then the arithmetic average of such rates, as quoted on a discount basis or otherwise, by the Commercial Paper Dealers to the Auction Agent for the close of business on the Business Day next preceding such date. If any Commercial Paper Dealer does not quote a rate required to determine the "AA" Composite Commercial Paper Rate, the "AA" Composite Commercial Paper Rate shall be determined on the basis of the quotation or quotations furnished by the remaining Commercial Paper Dealer or Commercial Paper Dealers and any Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers selected by the Fund to provide such rate or rates not being supplied by any Commercial Paper Dealer or Commercial Paper Dealers, as the case may be, or, if the Fund does not select any such Substitute Commercial Paper Dealer or Substitute Commercial Paper Dealers, by the remaining Commercial Paper Dealer or Commercial Paper Dealers. For purposes of this definition, the "interest equivalent" of a rate stated on a discount basis (a "discount rate") for commercial paper of a given days' maturity shall be equal to the quotient (rounded upwards to the next higher one-thousandth (.001) of 1%) of (A) the discount rate divided by (B) the difference between (x) 1.00 and (y) a fraction, the numerator of which shall be the product of the discount rate times the number of days in which such commercial paper matures and the denominator of which shall be 360.

     (b) "ACCOUNTANT'S CONFIRMATION" shall have the meaning specified in paragraph (c) of Section 7 of Part I of this Statement.

     (c) "AFFILIATE" shall mean, for purposes of the definition of "Outstanding," any Person known to the Auction Agent to be controlled by, in control of or under common control with the Fund; provided, however, that no Broker-Dealer controlled by, in control of or under common control with the Fund shall be deemed to be an Affiliate nor shall any corporation or any Person controlled by, in control of or under common control with such corporation one of the directors, trustees or executive officers of which is a director of the Fund be deemed to be an Affiliate solely because such director, trustee or executive officer is also a director of the Fund.

     (d) "AGENT MEMBER" shall mean a member of or participant in the Securities Depository that will act on behalf of a Bidder.

     (e) "ANTICIPATION NOTES" shall mean Tax Anticipation Notes (TANs), Revenue Anticipation Notes (RANs), Tax and Revenue Anticipation Notes (TRANs), Grant Anticipation Notes (GANs) that are rated by S&P and Bond Anticipation Notes (BANs) that are rated by S&P.

     (f) "APPLICABLE RATE" shall have the meaning specified in subparagraph
     (e)(i) of Section 2 of Part I of this Statement.

     (g) "ARTICLES" shall have the meaning specified on the first page of this Statement.

     (h) "AUCTION" shall mean each periodic implementation of the Auction Procedures.

     (i) "AUCTION AGENCY AGREEMENT" shall mean the agreement between the Fund and the Auction Agent which provides, among other things, that the Auction Agent will follow the Auction Procedures for purposes of determining the Applicable Rate for shares of a series of MuniPreferred so long as the Applicable Rate for shares of such series is to be based on the results of an Auction.

     (j) "AUCTION AGENT" shall mean the entity appointed as such by a resolution of the Board of Directors in accordance with Section 6 of Part II of this Statement.

     (k) "AUCTION DATE," with respect to any Rate Period, shall mean the Business Day next preceding the first day of such Rate Period.

     (l) "AUCTION PROCEDURES" shall mean the procedures for conducting Auctions set forth in Part II of this Statement.

     (m) "AVAILABLE MUNIPREFERRED" shall have the meaning specified in paragraph
     (a) of Section 3 of Part II of this Statement.

     (n) "BENCHMARK RATE" shall have the meaning specified in Section 12 of Appendix A hereto.

     (o) "BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, means a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer (or, if applicable, the Auction Agent) as a holder of shares of such series.

     (p) "BID" and "BIDS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (q) "BIDDER" and "BIDDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement; provided, however, that neither the Fund nor any affiliate thereof shall be permitted to be a Bidder in an Auction, except that any Broker-Dealer that is an affiliate of the Fund may be a Bidder in an Auction, but only if the Orders placed by such Broker-Dealer are not for its own account.

     (r) "BOARD OF DIRECTORS" shall mean the Board of Directors of the Fund or any duly authorized committee thereof.

     (s) "BROKER-DEALER" shall mean any broker-dealer, commercial bank or other entity permitted by law to perform the functions required of a Broker-Dealer in Part II of this Statement, that is a member of, or a participant in, the Securities Depository or is an affiliate of such member or participant, has been selected by the Fund and has entered into a Broker-Dealer Agreement that remains effective.

     (t) "BROKER-DEALER AGREEMENT" shall mean an agreement among the Fund, the Auction Agent and a Broker-Dealer pursuant to which such Broker-Dealer agrees to follow the procedures specified in Part II of this Statement.

     (u) "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading and which is neither a Saturday, Sunday nor any other day on which banks in The City of New York, New York, are authorized by law to close.

     (v) "CODE" means the Internal Revenue Code of 1986, as amended.

     (w) "COMMERCIAL PAPER DEALERS" shall mean Lehman Commercial Paper Incorporated, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated or, in lieu of any thereof, their respective affiliates or successors, if such entity is a commercial paper dealer.

     (x) "COMMON STOCK" shall mean the common stock, par value $.01 per share, of the Fund.

     (y) "CURE DATE" shall mean the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be.

     (z) "DATE OF ORIGINAL ISSUE," with respect to shares of a series of MuniPreferred, shall mean the date on which the Fund initially issued such shares.

     (aa) "DEPOSIT SECURITIES" shall mean cash and Municipal Obligations rated at least A-1+ or SP-1+ by S&P, except that, for purposes of subparagraph
     (a)(v) of Section 11 of Part I of this Statement, such Municipal Obligations shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.

     (bb) "DISCOUNTED VALUE," as of any Valuation Date, shall mean, (i) with respect to an S&P Eligible Asset, the quotient of the Market Value thereof divided by the applicable S&P Discount Factor and (ii)(a) with respect to a Moody's Eligible Asset that is not currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of the Market Value thereof divided by the applicable Moody's Discount Factor, or (b) with respect to a Moody's Eligible Asset that is currently callable as of such Valuation Date at the option of the issuer thereof, the quotient of (1) the lesser of the Market Value or call price thereof, including any call premium, divided by (2) the applicable Moody's Discount Factor.

     (cc) [Reserved]

     (dd) [Reserved]

     (ee) "DIVIDEND PAYMENT DATE," with respect to shares of a series of MuniPreferred, shall mean any date on which dividends are payable on shares of such series pursuant to the provisions of paragraph (d) of Section 2 of
     Part I of this Statement.

     (ff) "DIVIDEND PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the Date of Original Issue of shares of such series to but excluding the initial Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series.

     (gg) "EXISTING HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other Person as may be permitted by the Fund) that is listed on the records of the Auction Agent as a holder of shares of such series.

     (hh) "FAILURE TO DEPOSIT," with respect to shares of a series of MuniPreferred, shall mean a failure by the Fund to pay to the Auction Agent, not later than 12:00 noon, New York City time, (A) on the Business Day next preceding any Dividend Payment Date for shares of such series, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend (whether or not earned or declared) to be paid on such Dividend Payment Date on any share of such series or (B) on the Business Day next preceding any redemption date in funds available on such redemption date for shares of such series in The City of New York, New York, the Redemption Price to be paid on such redemption date for any share of such series after notice of redemption is mailed pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

     (ii) "FEDERAL TAX RATE INCREASE" shall have the meaning specified in the definition of "Moody's Volatility Factor."

     (jj) "FUND" shall mean the entity named on the first page of this Statement, which is the issuer of the shares of MuniPreferred.

     (kk) "GROSS-UP PAYMENT" shall have the meaning specified in Section 4 of Appendix A hereto.

     (ll) "HOLDER," with respect to shares of a series of MuniPreferred, shall mean the registered holder of such shares as the same appears on the stock books of the Fund.

     (mm) "HOLD ORDER" and "HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (nn) "INDEPENDENT ACCOUNTANT" shall mean a nationally recognized accountant, or firm of accountants, that is with respect to the Fund an independent public accountant or firm of independent public accountants under the Securities Act of 1933, as amended from time to time.

     (oo) "INITIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.

     (pp) "INTEREST EQUIVALENT" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     (qq) "ISSUE TYPE CATEGORY," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

     (rr) "KENNY INDEX" shall have the meaning specified in the definition of "Taxable Equivalent of the Short-Term Municipal Bond Rate."

     (ss) "LATE CHARGE" shall have the meaning specified in subparagraph
     (e)(1)(B) of Section 2 of Part I of this Statement.

     (tt) "LIQUIDATION PREFERENCE," with respect to a given number of shares of MuniPreferred, means $25,000 times that number.

     (uu) "MARKET VALUE" of any asset of the Fund shall mean the market value thereof determined by the pricing service designated from time to time by the Board of Directors. Market Value of any asset shall include any interest accrued thereon. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.

     (vv) "MAXIMUM POTENTIAL GROSS-UP PAYMENT LIABILITY," as of any Valuation Date, shall mean the aggregate amount of Gross-up Payments that would be due if the Fund were to make Taxable Allocations, with respect to any taxable year, estimated based upon dividends paid and the amount of undistributed realized net capital gains and other taxable income earned by the Fund, as of the end of the calendar month immediately preceding such Valuation Date, and assuming such Gross-up Payments are fully taxable.

     (ww) "MAXIMUM RATE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean:

        (i) in the case of any Auction Date which is not the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the Reference Rate on such Auction Date for the next Rate Period of shares of such series and (B) the Rate Multiple on such Auction Date, unless shares of such series have or had a Special Rate Period (other than a Special Rate Period of 28 Rate Period Days or fewer) and an Auction at which Sufficient Clearing Bids existed has not yet occurred for a Minimum Rate Period of shares of such series after such Special Rate Period, in which case the higher of:

           (A) the dividend rate on shares of such series for the then-ending Rate Period; and

           (B) the product of (1) the higher of (x) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, and (y) the Reference Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period of shares of such series, if such Special Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to such Special Rate Period, if such Special Rate Period was more than 364 Rate Period Days and (2) the Rate Multiple on such Auction Date; or

        (ii) in the case of any Auction Date which is the Auction Date immediately prior to the first day of any proposed Special Rate Period designated by the Fund pursuant to Section 4 of Part I of this Statement, the product of (A) the highest of (1) the Reference Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was 364 Rate Period Days or fewer, or the Treasury Note Rate on such Auction Date for a Rate Period equal in length to the then-ending Rate Period of shares of such series, if such then-ending Rate Period was more than 364 Rate Period Days, (2) the Reference Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is 364 Rate Period Days or fewer or the Treasury Note Rate on such Auction Date for the Special Rate Period for which the Auction is being held if such Special Rate Period is more than 364 Rate Period Days, and (3) the Reference Rate on such Auction Date for Minimum Rate Periods and (B) the Rate Multiple on such Auction Date.

     (xx) [Reserved]

     (yy) "MINIMUM RATE PERIOD" shall mean any Rate Period consisting of 7 Rate Period Days.

     (zz) "MOODY'S" shall mean Moody's Investors Service, Inc., a Delaware corporation, and its successors.

     (aaa) "MOODY'S DISCOUNT FACTOR" shall have the meaning specified in Section 4 of Appendix A hereto.

     (bbb) "MOODY'S ELIGIBLE ASSET" shall have the meaning specified in Section 4 of Appendix A hereto.

     (ccc) "MOODY'S EXPOSURE PERIOD" shall mean the period commencing on a given Valuation Date and ending 56 days thereafter.

     (ddd) "MOODY'S VOLATILITY FACTOR" shall mean, as of any Valuation Date, (i) in the case of any Minimum Rate Period, any Special Rate Period of 28 Rate Period Days or fewer, or any Special Rate Period of 57 Rate Period Days or more, a multiplicative factor equal to 275%, except as otherwise provided in the last sentence of this definition; (ii) in the case of any Special Rate Period of more than 28 but fewer than 36 Rate Period Days, a multiplicative factor equal to 203%; (iii) in the case of any Special Rate Period of more than 35 but fewer than 43 Rate Period Days, a multiplicative factor equal to 217%; (iv) in the case of any Special Rate Period of more than 42 but fewer than 50 Rate Period Days, a multiplicative factor equal to 226%; and
     (v) in the case of any Special Rate Period of more than 49 but fewer than 57 Rate Period Days, a multiplicative factor equal to 235%. If, as a result of the enactment of changes to the Code, the greater of the maximum marginal Federal individual income tax rate applicable to ordinary income and the maximum marginal Federal corporate income tax rate applicable to ordinary income will increase, such increase being rounded up to the next five percentage points (the "Federal Tax Rate Increase"), until the effective date of such increase, the Moody's Volatility Factor in the case of any Rate Period described in (i) above in this definition instead shall be determined by reference to the following table:

             ----------------------------------------------------
             FEDERAL TAX RATE INCREASE          VOLATILITY FACTOR
             ----------------------------------------------------
             5%                                              295%
             10%                                             317%
             15%                                             341%
             20%                                             369%
             25%                                             400%
             30%                                             436%
             35%                                             477%
             40%                                             525%
             ----------------------------------------------------

     (eee) "MUNIPREFERRED" shall have the meaning set forth on the first page of this Statement.

     (fff) "MUNIPREFERRED BASIC MAINTENANCE AMOUNT," as of any Valuation Date, shall mean the dollar amount equal to the sum of (i)(A) the product of the number of shares of MuniPreferred outstanding on such date multiplied by $25,000 (plus the product of the number of shares of any other series of Preferred Stock outstanding on such date multiplied by the liquidation preference of such shares), plus any redemption premium applicable to shares of MuniPreferred (or other Preferred Stock) then subject to redemption; (B) the aggregate amount of dividends that will have accumulated at the respective Applicable Rates (whether or not earned or declared) to (but not including) the first respective Dividend Payment Dates for shares of MuniPreferred outstanding that follow such Valuation Date (plus the aggregate amount of dividends, whether or not earned or declared, that will have accumulated in respect of other outstanding shares of Preferred Stock to, but not including, the first respective dividend payment dates for such other shares that follow such Valuation Date); (C) the aggregate amount of dividends that would accumulate on shares of each series of MuniPreferred outstanding from such first respective Dividend Payment Date therefor through the 56th day after such Valuation Date, at the Maximum Rate (calculated as if such Valuation Date were the Auction Date for the Rate Period commencing on such Dividend Payment Date) for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, assuming, solely for purposes of the foregoing, that if on such Valuation Date the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series, such Maximum Rate shall be the higher of
     (a) the Maximum Rate for the Special Rate Period of shares of such series to commence on such Dividend Payment Date and (b) the Maximum Rate for a Minimum Rate Period of shares of such series to commence on such Dividend Payment Date, multiplied by the Volatility Factor applicable to a Minimum Rate Period, or, in the event the Fund shall have delivered a Notice of Special Rate Period to the Auction Agent pursuant to Section 4(d)(i) of this Part I with respect to shares of such series designating a Special Rate Period consisting of 56 Rate Period Days or more, the Volatility Factor applicable to a Special Rate Period of that length (plus the aggregate amount of dividends that would accumulate at the maximum dividend rate or rates on any other shares of Preferred Stock outstanding from such respective dividend payment dates through the 56th day after such Valuation Date, as established by or pursuant to the respective statements establishing and fixing the rights and preferences of such other shares of Preferred Stock) (except that (1) if such Valuation Date occurs at a time when a Failure to Deposit (or, in the case of shares of Preferred Stock other than MuniPreferred, a failure similar to a Failure to Deposit) has occurred that has not been cured, the dividend for purposes of calculation would accumulate at the current dividend rate then applicable to the shares in respect of which such failure has occurred and (2) for those days during the period described in this subparagraph (C) in respect of which the Applicable Rate in effect immediately prior to such Dividend Payment Date will remain in effect (or, in the case of shares of Preferred Stock other than MuniPreferred, in respect of which the dividend rate or rates in effect immediately prior to such respective dividend payment dates will remain in effect), the dividend for purposes of calculation would accumulate at such Applicable Rate (or other rate or rates, as the case may be) in respect of those days); (D) the amount of anticipated expenses of the Fund for the 90 days subsequent to such Valuation Date; (E) the amount of the Fund's Maximum Potential Gross-up Payment Liability in respect of shares of MuniPreferred (and similar amounts payable in respect of other shares of Preferred Stock pursuant to provisions similar to those contained in Section 3 of Part I of this Statement) as of such Valuation Date; and
     (F) any current liabilities as of such Valuation Date to the extent not reflected in any of (i)(A) through (i)(E) (including, without limitation, any payables for Municipal Obligations purchased as of such Valuation Date and any liabilities incurred for the purpose of clearing securities transactions) less (ii) the value (i.e., for purposes of current Moody's guidelines, the face value of cash, short-term Municipal Obligations rated MIG-1, VMIG-1 or P-1, and short-term securities that are the direct obligation of the U.S. government, provided in each case that such securities mature on or prior to the date upon which any of (i)(A) through (i)(F) become payable, otherwise the Moody's Discounted Value) of any of the Fund's assets irrevocably deposited by the Fund for the payment of any of (i)(A) through (i)(F).

     (ggg) "MUNIPREFERRED BASIC MAINTENANCE CURE DATE," with respect to the failure by the Fund to satisfy the MuniPreferred Basic Maintenance Amount (as required by paragraph (a) of Section 7 of Part I of this Statement) as of a given Valuation Date, shall mean the seventh Business Day following such Valuation Date.

     (hhh) "MUNIPREFERRED BASIC MAINTENANCE REPORT" shall mean a report signed by the President, Treasurer or any Senior Vice President or Vice President of the Fund which sets forth, as of the related Valuation Date, the assets of the Fund, the Market Value and the Discounted Value thereof (seriatim and in aggregate), and the MuniPreferred Basic Maintenance Amount.

     (iii) "MUNICIPAL OBLIGATIONS" shall mean "Municipal Obligations" as defined in the Fund's registration statement on Form N-2 on file with the Securities and Exchange Commission, as such registration statement may be amended from time to time (the "Registration Statement").


     (jjj) "1940 ACT" shall mean the Investment Company Act of 1940, as amended from time to time.


     (kkk) "1940 ACT CURE DATE," with respect to the failure by the Fund to maintain the 1940 Act MuniPreferred Asset Coverage (as required by Section 6 of Part I of this Statement) as of the last Business Day of each month, shall mean the last Business Day of the following month.

     (lll) "1940 ACT MUNIPREFERRED ASSET COVERAGE" shall mean asset coverage, as defined in Section 18(h) of the 1940 Act, of at least 200% with respect to all outstanding senior securities of the Fund which are stock, including all outstanding shares of MuniPreferred (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock).

     (mmm) "NOTICE OF REDEMPTION" shall mean any notice with respect to the redemption of shares of MuniPreferred pursuant to paragraph (c) of Section 11 of Part I of this Statement.

     (nnn) "NOTICE OF SPECIAL RATE PERIOD" shall mean any notice with respect to a Special Rate Period of shares of MuniPreferred pursuant to subparagraph
     (d)(i) of Section 4 of Part I of this Statement.

     (ooo) "ORDER" AND "ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (ppp) "ORIGINAL ISSUE INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

     (qqq) "OTHER ISSUES," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

     (rrr) "OUTSTANDING" shall mean, as of any Auction Date with respect to shares of a series of MuniPreferred, the number of shares of such series theretofore issued by the Fund except, without duplication, (i) any shares of such series theretofore cancelled or delivered to the Auction Agent for cancellation or redeemed by the Fund, (ii) any shares of such series as to which the Fund or any Affiliate thereof shall be an Existing Holder and
     (iii) any shares of such series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.

     (sss) "PERMANENT INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

     (ttt) "PERSON" shall mean and include an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.

     (uuu) "PORTFOLIO INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

     (vvv) "POTENTIAL BENEFICIAL OWNER," with respect to shares of a series of MuniPreferred, shall mean a customer of a Broker-Dealer that is not a Beneficial Owner of shares of such series but that wishes to purchase shares of such series, or that is a Beneficial Owner of shares of such series that wishes to purchase additional shares of such series.

     (www) "POTENTIAL HOLDER," with respect to shares of a series of MuniPreferred, shall mean a Broker-Dealer (or any such other person as may be permitted by the Fund) that is not an Existing Holder of shares of such series or that is an Existing Holder of shares of such series that wishes to become the Existing Holder of additional shares of such series.

     (xxx) "PREFERRED STOCK" shall mean the preferred stock of the Fund, and includes the shares of MuniPreferred.

     (yyy) "QUARTERLY VALUATION DATE" shall mean the last Business Day of each February, May, August and November of each year, commencing on the date set forth in Section 6 of Appendix A hereto.

     (zzz) "RATE MULTIPLE" shall have the meaning specified in Section 4 of Appendix A hereto.


     (aaaa) "RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the Initial Rate Period, and any Transitional Rate Period, of shares of such series and any Subsequent Rate Period, including any Special Rate Period, of shares of such series.


     (bbbb) "RATE PERIOD DAYS," for any Rate Period or Dividend Period, means the number of days that would constitute such Rate Period or Dividend Period but for the application of paragraph (d) of Section 2 of Part I of this Statement or paragraph (b) of Section 4 of Part I of this Statement.

     (cccc) "RECEIVABLES FOR MUNICIPAL OBLIGATIONS SOLD" shall mean (A) for purposes of calculation of Moody's Eligible Assets as of any Valuation Date, no more than the aggregate of the following: (i) the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date, and if the trades which generated such receivables are (x) settled through clearing house firms with respect to which the Fund has received prior written authorization from Moody's or (y) with counterparties having a Moody's long-term debt rating of at least Baa3; and
     (ii) the Moody's Discounted Value of Municipal Obligations sold as of or prior to such Valuation Date which generated receivables, if such receivables are due within five business days of such Valuation Date but do not comply with either of the conditions specified in (i) above, and (B) for purposes of calculation of S&P Eligible Assets as of any Valuation Date, the book value of receivables for Municipal Obligations sold as of or prior to such Valuation Date if such receivables are due within five business days of such Valuation Date.

     (dddd) "REDEMPTION PRICE" shall mean the applicable redemption price specified in paragraph (a) or (b) of Section 11 of Part I of this Statement.

     (eeee) "REFERENCE RATE" shall mean (i) the higher of the Taxable Equivalent of the Short-Term Municipal Bond Rate and the "AA" Composite Commercial Paper Rate in the case of Minimum Rate Periods and Special Rate Periods of 28 Rate Period Days or fewer; (ii) the "AA" Composite Commercial Paper Rate in the case of Special Rate Periods of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) the Treasury Bill Rate in the case of Special Rate Periods of more than 182 Rate Period Days but fewer than 365 Rate Period Days.

     (ffff) "REGISTRATION STATEMENT" has the meaning specified in the definition of "Municipal Obligations."

     (gggg) "S&P" shall mean Standard & Poor's Corporation, a New York corporation, and its successors.

     (hhhh) "S&P DISCOUNT FACTOR" shall have the meaning specified in Section 4 of Appendix A hereto.

     (iiii) "S&P ELIGIBLE ASSET" shall have the meaning specified in Section 4 of Appendix A hereto.

     (jjjj) "S&P EXPOSURE PERIOD" shall mean the maximum period of time following a Valuation Date that the Fund has under this Statement to cure any failure to maintain, as of such Valuation Date, the Discounted Value for its portfolio at least equal to the MuniPreferred Basic Maintenance Amount (as described in paragraph (a) of Section 7 of Part I of this Statement).

     (kkkk) "S&P VOLATILITY FACTOR" shall mean, as of any Valuation Date, a multiplicative factor equal to (i) 305% in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer; (ii) 268% in the case of any Special Rate Period of more than 28 Rate Period Days but fewer than 183 Rate Period Days; and (iii) 204% in the case of any Special Rate Period of more than 182 Rate Period Days.

     (llll) "SECONDARY MARKET INSURANCE," if defined in Section 4 of Appendix A hereto, shall have the meaning specified in that section.

     (mmmm) "SECURITIES DEPOSITORY" shall mean The Depository Trust Company and its successors and assigns or any other securities depository selected by the Fund which agrees to follow the procedures required to be followed by such securities depository in connection with shares of MuniPreferred.

     (nnnn) "SELL ORDER" and "SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 1 of Part II of this Statement.

     (oooo) "SPECIAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified in paragraph (a) of Section 4 of Part I of this Statement.

     (pppp) "SPECIAL REDEMPTION PROVISIONS" shall have the meaning specified in subparagraph (a)(i) of Section 11 of Part I of this Statement.

     (qqqq) "SUBMISSION DEADLINE" shall mean 1:30 P.M., New York City time, on any Auction Date or such other time on any Auction Date by which Broker-Dealers are required to submit Orders to the Auction Agent as specified by the Auction Agent from time to time.

     (rrrr) "SUBMITTED BID" and "SUBMITTED BIDS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     (ssss) "SUBMITTED HOLD ORDER" and "SUBMITTED HOLD ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     (tttt) "SUBMITTED ORDER" and "SUBMITTED ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.

     (uuuu) "SUBMITTED SELL ORDER" and "SUBMITTED SELL ORDERS" shall have the respective meanings specified in paragraph (a) of Section 3 of Part II of this Statement.


     (vvvv) "SUBSEQUENT RATE PERIOD," with respect to shares of a series of MuniPreferred, shall mean the period from and including the first day following the Transitional Rate Period (or, if no Transitional Rate Period, the Initial Rate Period) of shares of such series to but excluding the next Dividend Payment Date for shares of such series and any period thereafter from and including one Dividend Payment Date for shares of such series to but excluding the next succeeding Dividend Payment Date for shares of such series; provided, however, that if any Subsequent Rate Period is also a Special Rate Period, such term shall mean the period commencing on the first day of such Special Rate Period and ending on the last day of the last Dividend Period thereof.


     (wwww) "SUBSTITUTE COMMERCIAL PAPER DEALER" shall mean The First Boston Company or Morgan Stanley & Co. Incorporated or their respective affiliates or successors, if such entity is a commercial paper dealer; provided, however, that none of such entities shall be a Commercial Paper Dealer.

     (xxxx) "SUBSTITUTE U.S. GOVERNMENT SECURITIES DEALER" shall mean The First Boston Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated or their respective affiliates or successors, if such entity is a U.S. Government securities dealer; provided, however, that none of such entities shall be a U.S. Government Securities Dealer.

     (yyyy) "SUFFICIENT CLEARING BIDS" shall have the meaning specified in paragraph (a) of Section 3 of Part II of this Statement.

     (zzzz) "TAXABLE ALLOCATION" shall have the meaning specified in Section 3 of Part I of this Statement.

     (aaaaa) "TAXABLE INCOME" shall have the meaning specified in Section 12 of Appendix A hereto.

     (bbbbb) "TAXABLE EQUIVALENT OF THE SHORT-TERM MUNICIPAL BOND RATE," on any date for any Minimum Rate Period or Special Rate Period of 28 Rate Period Days or fewer, shall mean 90% of the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the Kenny S&P 30 day High Grade Index or any successor index (the "Kenny Index") (provided, however, that any such successor index must be approved by Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred)), made available for the Business Day immediately preceding such date but in any event not later than 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor thereto, based upon 30-day yield evaluations at par of short-term bonds the interest on which is excludable for regular Federal income tax purposes under the Code of "high grade" component issuers selected by Kenny S&P Evaluation Services or any such successor from time to time in its discretion, which component issuers shall include, without limitation, issuers of general obligation bonds, but shall exclude any bonds the interest on which constitutes an item of tax preference under Section 57(a)(5) of the Code, or successor provisions, for purposes of the "alternative minimum tax," divided by (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater; provided, however, that if the Kenny Index is not made so available by 8:30 A.M., New York City time, on such date by Kenny S&P Evaluation Services or any successor, the Taxable Equivalent of the Short-Term Municipal Bond Rate shall mean the quotient of (A) the per annum rate expressed on an interest equivalent basis equal to the most recent Kenny Index so made available for any preceding Business Day, divided by
     (B) 1.00 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income (in each case expressed as a decimal), whichever is greater.


     (ccccc) "TRANSITIONAL RATE PERIOD," with respect to shares of a series of MuniPreferred, shall have the meaning specified with respect to shares of such series in Section 5 of Appendix A hereto.


     (ddddd) "TREASURY BILL" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of 364 days or less.

     (eeeee) "TREASURY BILL RATE," on any date for any Rate Period, shall mean
     (i) the bond equivalent yield, calculated in accordance with prevailing industry convention, of the rate on the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the bond equivalent yield, calculated in accordance with prevailing industry convention, as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Bill with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent.

     (fffff) "TREASURY NOTE" shall mean a direct obligation of the U.S. Government having a maturity at the time of issuance of five years or less but more than 364 days.

     (ggggg) "TREASURY NOTE RATE," on any date for any Rate Period, shall mean
     (i) the yield on the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as quoted in The Wall Street Journal on such date for the Business Day next preceding such date; or (ii) in the event that any such rate is not published in The Wall Street Journal, then the yield as calculated by reference to the arithmetic average of the bid price quotations of the most recently auctioned Treasury Note with a remaining maturity closest to the length of such Rate Period, as determined by bid price quotations as of the close of business on the Business Day immediately preceding such date obtained from the U.S. Government Securities Dealers to the Auction Agent. If any U.S. Government Securities Dealer does not quote a rate required to determine the Treasury Bill Rate or the Treasury Note Rate, the Treasury Bill Rate or the Treasury Note Rate shall be determined on the basis of the quotation or quotations furnished by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers and any Substitute U.S. Government Securities Dealers selected by the Fund to provide such rate or rates not being supplied by any U.S. Government Securities Dealer or U.S. Government Securities Dealers, as the case may be, or, if the Fund does not select any such Substitute U.S. Government Securities Dealer or Substitute U.S. Government Securities Dealers, by the remaining U.S. Government Securities Dealer or U.S. Government Securities Dealers.

     (hhhhh) "U.S. GOVERNMENT SECURITIES DEALER" shall mean Lehman Government Securities Incorporated, Goldman, Sachs & Co., Salomon Brothers Inc and Morgan Guaranty Trust Company of New York or their respective affiliates or successors, if such entity is a U.S. Government securities dealer.

     (iiiii) "VALUATION DATE" shall mean, for purposes of determining whether the Fund is maintaining the MuniPreferred Basic Maintenance Amount, each Business Day.

     (jjjjj) "VOLATILITY FACTOR" shall mean, as of any Valuation Date, the greater of the Moody's Volatility Factor and the S&P Volatility Factor.

     (kkkkk) "VOTING PERIOD" shall have the meaning specified in paragraph (b) of Section 5 of Part I of this Statement.

     (lllll) "WINNING BID RATE" shall have the meaning specified in paragraph
     (a) of Section 3 of Part II of this Statement.

Any additional definitions specifically set forth in Section 8 of Appendix A hereto shall be incorporated herein and made part hereof by reference thereto.

PART I

     1. NUMBER OF AUTHORIZED SHARES.

The number of authorized shares constituting a series of MuniPreferred shall be as set forth with respect to such series in Section 2 of Appendix A hereto.

     2. DIVIDENDS.

(a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the payment of dividends by the Fund.

(b) CUMULATIVE CASH DIVIDENDS. The Holders of shares of MuniPreferred of any series shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, cumulative cash dividends at the Applicable Rate for shares of such series, determined as set forth in paragraph (e) of this Section 2, and no more (except to the extent set forth in Section 3 of this Part I), payable on the Dividend Payment Dates with respect to shares of such series determined pursuant to paragraph (d) of this Section 2. Holders of shares of MuniPreferred shall not be entitled to any dividend, whether payable in cash, property or stock, in excess of full cumulative dividends, as herein provided, on shares of MuniPreferred. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on shares of MuniPreferred which may be in arrears, and, except to the extent set forth in subparagraph (e)(i) of this Section 2, no additional sum of money shall be payable in respect of any such arrearage.

(c) DIVIDENDS CUMULATIVE FROM DATE OF ORIGINAL ISSUE. Dividends on shares of MuniPreferred of any series shall accumulate at the Applicable Rate for shares of such series from the Date of Original Issue thereof.

(d) DIVIDEND PAYMENT DATES AND ADJUSTMENT THEREOF. The Dividend Payment Dates with respect to shares of a series of MuniPreferred shall be as set forth with respect to shares of such series in Section 9 of Appendix A hereto; provided, however, that:

     (i) (A) in the case of a series of MuniPreferred designated as "Series F MuniPreferred" or "Series M MuniPreferred" in Section 1 of Appendix A hereto, if the Monday or Tuesday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls after such Monday or Tuesday, as the case may be, and (B) in the case of a series of MuniPreferred designated as "Series T MuniPreferred," "Series W MuniPreferred" or "Series TH MuniPreferred" in
     Section 1 of Appendix A hereto, if the Wednesday, Thursday or Friday, as the case may be, on which dividends would otherwise be payable on shares of such series is not a Business Day, then such dividends shall be payable on such shares on the first Business Day that falls prior to such Wednesday, Thursday or Friday, as the case may be; and

     (ii) notwithstanding Section 9 of Appendix A hereto, the Fund in its discretion may establish the Dividend Payment Dates in respect of any Special Rate Period of shares of a series of MuniPreferred consisting of more than 28 Rate Period Days; provided, however, that such dates shall be set forth in the Notice of Special Rate Period relating to such Special Rate Period, as delivered to the Auction Agent, which Notice of Special Rate Period shall be filed with the Secretary of the Fund; and further provided that (1) any such Dividend Payment Date shall be a Business Day and (2) the last Dividend Payment Date in respect of such Special Rate Period shall be the Business Day immediately following the last day thereof, as such last day is determined in accordance with paragraph (b) of
     Section 4 of this Part I.


(e) DIVIDEND RATES AND CALCULATION OF DIVIDENDS. (i) DIVIDEND RATES. The dividend rate on shares of MuniPreferred of any series during the period from and after the Date of Original Issue of shares of such series to and including the last day of the Initial Rate Period of shares of such series shall be equal to the rate per annum set forth with respect to shares of such series under "Designation" in Section 1 of Appendix A hereto. For any Transitional Rate Period and for each Subsequent Rate Period of shares of such series thereafter, the dividend rate on shares of such series shall be equal to the rate per annum that results from an Auction for shares of such series on the Auction Date next preceding such Transitional Rate Period or Subsequent Rate Period, as the case may be; provided, however, that if:



     (A) an Auction for any such Transitional Rate Period or Subsequent Rate Period is not held for any reason other than as described below, the dividend rate on shares of such series for such Transitional Rate Period or Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date therefor;


     (B) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), but, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with paragraph (f) of this Section 2 and the Fund shall have paid to the Auction Agent a late charge ("Late Charge") equal to the sum of (1) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the full amount of dividends with respect to any Dividend Period of the shares of such series, an amount computed by multiplying (x) 200% of the

     Reference Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series and (2) if such Failure to Deposit consisted of the failure timely to pay to the Auction Agent the Redemption Price of the shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I, an amount computed by multiplying (x) 200% of the Reference Rate for the Rate Period during which such Failure to Deposit occurs on the redemption date by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with paragraph (f) of this Section 2 (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the outstanding shares of such series to be redeemed, no Auction will be held in respect of shares of such series for the Transitional Rate Period or Subsequent Rate Period thereof and the dividend rate for shares of such series for such Transitional Rate Period or Subsequent Rate Period will be the Maximum Rate for shares of such series on the Auction Date for such Transitional Rate Period or Subsequent Rate Period;



     (C) any Failure to Deposit shall have occurred with respect to shares of such series during any Rate Period thereof (other than any Special Rate Period consisting of more than 364 Rate Period Days or any Rate Period succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured), and, prior to 12:00 Noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall not have been cured in accordance with paragraph
     (f) of this Section 2 or the Fund shall not have paid the applicable Late Charge to the Auction Agent, no Auction will be held in respect of shares of such series for the Transitional Rate Period or first Subsequent Rate Period thereof thereafter (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for the Transitional Rate Period or each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Transitional Rate Period or Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3'/BB-"); or


     (D) any Failure to Deposit shall have occurred with respect to shares of such series during a Special Rate Period thereof consisting of more than 364 Rate Period Days, or during any Rate Period thereof succeeding any Special Rate Period consisting of more than 364 Rate Period Days during which a Failure to Deposit occurred that has not been cured, and, prior to 12:00 Noon, New York City time, on the fourth Business Day preceding the Auction Date for the Rate Period subsequent to such Rate Period, such Failure to Deposit shall not have been cured in accordance with paragraph
     (f) of this Section 2 or, in the event Moody's is then rating such shares, the Fund shall not have paid the applicable Late Charge to the Auction Agent (such Late Charge, for purposes of this subparagraph (D), to be calculated by using, as the Reference Rate, the Reference Rate applicable to a Rate Period (x) consisting of more than 182 Rate Period Days but fewer than 365 Rate Period Days and (y) commencing on the date on which the Rate Period during which Failure to Deposit occurs commenced), no Auction will be held in respect of shares of such series for such Subsequent Rate Period (or for any Rate Period thereof thereafter to and including the Rate Period during which (1) such Failure to Deposit is cured in accordance with paragraph (f) of this Section 2 and (2) the Fund pays the applicable Late Charge to the Auction Agent (the condition set forth in this clause (2) to apply only in the event Moody's is rating such shares at the time the Fund cures such Failure to Deposit), in each case no later than 12:00 Noon, New York City time, on the fourth Business Day prior to the end of such Rate Period), and the dividend rate for shares of such series for each such Subsequent Rate Period shall be a rate per annum equal to the Maximum Rate for shares of such series on the Auction Date for such Subsequent Rate Period (but with the prevailing rating for shares of such series, for purposes of determining such Maximum Rate, being deemed to be "Below "ba3'/BB-") (the rate per annum at which dividends are payable on shares of a series of MuniPreferred for any Rate Period thereof being herein referred to as the "Applicable Rate" for shares of such series).

(ii) CALCULATION OF DIVIDENDS. The amount of dividends per share payable on shares of a series of MuniPreferred on any date on which dividends shall be payable on shares of such series shall be computed by multiplying the Applicable Rate for shares of such series in effect for such Dividend Period or Dividend Periods or part thereof for which dividends have not been paid by a fraction, the numerator of which shall be the number of days in such Dividend Period or Dividend Periods or part thereof and the denominator of which shall be 365 if such Dividend Period consists of 7 Rate Period Days and 360 for all other Dividend Periods, and applying the rate obtained against $25,000.

(f) CURING A FAILURE TO DEPOSIT. A Failure to Deposit with respect to shares of a series of MuniPreferred shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Auction Agent) with respect to any Rate Period of shares of such series if, within the respective time periods described in subparagraph (e)(i) of this
Section 2, the Fund shall have paid to the Auction Agent (A) all accumulated and unpaid dividends on shares of such series and (B) without duplication, the Redemption Price for shares, if any, of such series for which Notice of Redemption has been mailed by the Fund pursuant to paragraph (c) of Section 11 of Part I of this Statement; provided, however, that the foregoing clause (B) shall not apply to the Fund's failure to pay the Redemption Price in respect of shares of MuniPreferred when the related Redemption Notice provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(g) DIVIDEND PAYMENTS BY FUND TO AUCTION AGENT. The Fund shall pay to the Auction Agent, not later than 12:00 Noon, New York City time, on the Business Day next preceding each Dividend Payment Date for shares of a series of MuniPreferred, an aggregate amount of funds available on the next Business Day in The City of New York, New York, equal to the dividends to be paid to all Holders of shares of such series on such Dividend Payment Date.

(h) AUCTION AGENT AS TRUSTEE OF DIVIDEND PAYMENTS BY FUND. All moneys paid to the Auction Agent for the payment of dividends (or for the payment of any Late Charge) shall be held in trust for the payment of such dividends (and any such Late Charge) by the Auction Agent for the benefit of the Holders specified in paragraph (i) of this Section 2. Any moneys paid to the Auction Agent in accordance with the foregoing but not applied by the Auction Agent to the payment of dividends (and any such Late Charge) will, to the extent permitted by law, be repaid to the Fund at the end of 90 days from the date on which such moneys were so to have been applied.

(i) DIVIDENDS PAID TO HOLDERS. Each dividend on shares of MuniPreferred shall be paid on the Dividend Payment Date therefor to the Holders thereof as their names appear on the stock books of the Fund on the Business Day next preceding such Dividend Payment Date.

(j) DIVIDENDS CREDITED AGAINST EARLIEST ACCUMULATED BUT UNPAID DIVIDENDS. Any dividend payment made on shares of MuniPreferred shall first be credited against the earliest accumulated but unpaid dividends due with respect to such shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the stock books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Directors.

(k) DIVIDENDS DESIGNATED AS EXEMPT-INTEREST DIVIDENDS. Dividends on shares of MuniPreferred shall be designated as exempt-interest dividends up to the amount of tax-exempt income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.

     3. GROSS-UP PAYMENTS.

Holders of shares of MuniPreferred shall be entitled to receive, when, as and if declared by the Board of Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate Gross-up Payments as follows:

     (a) MINIMUM RATE PERIODS AND SPECIAL RATE PERIODS OF 28 RATE PERIOD DAYS OR FEWER. If, in the case of any Minimum Rate Period or any Special Rate Period of 28 Rate Period Days or fewer, the Fund allocates any net capital gains or other income taxable for Federal income tax purposes to a dividend paid on shares of MuniPreferred without having given advance notice thereof to the Auction Agent as provided in Section 5 of Part II of this Statement (such allocation being referred to herein as a "Taxable Allocation") solely by reason of the fact that such allocation is made retroactively as a result of the redemption of all or a portion of the outstanding shares of MuniPreferred or the liquidation of the Fund, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of such shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund.

     (b) SPECIAL RATE PERIODS OF MORE THAN 28 RATE PERIOD DAYS. If, in the case of any Special Rate Period of more than 28 Rate Period Days, the Fund makes a Taxable Allocation to a dividend paid on shares of MuniPreferred, the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide notice thereof to the Auction Agent and direct the Fund's dividend disbursing agent to send such notice with a Gross-up Payment to each Holder of shares that was entitled to such dividend payment during such calendar year at such Holder's address as the same appears or last appeared on the stock books of the Fund.

     (c) NO GROSS-UP PAYMENTS IN THE EVENT OF A REALLOCATION. The Fund shall not be required to make Gross-up Payments with respect to any net capital gains or other taxable income determined by the Internal Revenue Service to be allocable in a manner different from that allocated by the Fund.

     4. DESIGNATION OF SPECIAL RATE PERIODS.

(a) LENGTH OF AND PRECONDITIONS FOR SPECIAL RATE PERIOD. The Fund, at its option, may designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period consisting of a specified number of Rate Period Days evenly divisible by seven and not more than 1,820, subject to adjustment as provided in paragraph (b) of this Section 4. A designation of a Special Rate Period shall be effective only if (A) notice thereof shall have been given in accordance with paragraph (c) and subparagraph
(d)(i) of this Section 4, (B) an Auction for shares of such series shall have been held on the Auction Date immediately preceding the first day of such proposed Special Rate Period and Sufficient Clearing Bids for shares of such series shall have existed in such Auction, and (C) if any Notice of Redemption shall have been mailed by the Fund pursuant to paragraph (c) of Section 11 of this Part I with respect to any shares of such series, the Redemption Price with respect to such shares shall have been deposited with the Auction Agent. In the event the Fund wishes to designate any succeeding Subsequent Rate Period for shares of a series of MuniPreferred as a Special Rate Period consisting of more than 28 Rate Period Days, the Fund shall notify S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) in advance of the commencement of such Subsequent Rate Period that the Fund wishes to designate such Subsequent Rate Period as a Special Rate Period and shall provide S&P (if S&P is then rating such series) and Moody's (if Moody's is then rating such series) with such documents as either may request.

(b) ADJUSTMENT OF LENGTH OF SPECIAL RATE PERIOD. In the event the Fund wishes to designate a Subsequent Rate Period as a Special Rate Period, but the day following what would otherwise be the last day of such Special Rate Period is not (a) a Tuesday that is a Business Day in the case of a series of MuniPreferred designated as "Series M MuniPreferred" in Section 1 of Appendix A hereto, (b) a Wednesday that is a Business Day in the case of a series of MuniPreferred designated as "Series T MuniPreferred" in Section 1 of Appendix A hereto, (c) a Thursday that is a Business Day in the case of a series of MuniPreferred designated as "Series W MuniPreferred" in Section 1 of Appendix A hereto, (d) a Friday that is a Business Day in the case of a series of MuniPreferred designated as "Series TH MuniPreferred" in Section 1 of Appendix A hereto, or (e) a Monday that is a Business Day in the case of a series of MuniPreferred designated as "Series F MuniPreferred" in Section 1 of Appendix A hereto, then the Fund shall designate such Subsequent Rate Period as a Special Rate Period consisting of the period commencing on the first day following the end of the immediately preceding Rate Period and ending (a) on the first Monday that is followed by a Tuesday that is a Business Day preceding what would otherwise be such last day, in the case of Series M MuniPreferred, (b) on the first Tuesday that is followed by a Wednesday that is a Business Day preceding what would otherwise be such last day, in the case of Series T MuniPreferred,
(c) on the first Wednesday that is followed by a Thursday that is a Business Day preceding what would otherwise be such last day, in the case of Series W MuniPreferred, (d) on the first Thursday that is followed by a Friday that is a Business Day preceding what would otherwise be such last day, in the case of Series TH MuniPreferred, and (e) on the first Sunday that is followed by a Monday that is a Business Day preceding what would otherwise be such last day, in the case of Series F MuniPreferred.

(c) NOTICE OF PROPOSED SPECIAL RATE PERIOD. If the Fund proposes to designate any succeeding Subsequent Rate Period of shares of a series of MuniPreferred as a Special Rate Period pursuant to paragraph (a) of this Section 4, not less than 20 (or such lesser number of days as may be agreed to from time to time by the Auction Agent) nor more than 30 days prior to the date the Fund proposes to designate as the first day of such Special Rate Period (which shall be such day that would otherwise be the first day of a Minimum Rate Period), notice shall be
(i) published or caused to be published by the Fund in a newspaper of general circulation to the financial community in The City of New York, New York, which carries financial news, and (ii) mailed by the Fund by first-class mail, postage prepaid, to the Holders of shares of such series. Each such notice shall state
(A) that the Fund may exercise its option to designate a succeeding Subsequent Rate Period of shares of such series as a Special Rate Period, specifying the first day thereof and (B) that the Fund will, by 11:00 A.M., New York City time, on the second Business Day next preceding such date (or by such later time or date, or both, as may be agreed to by the Auction Agent) notify the Auction Agent of either (x) its determination, subject to certain conditions, to exercise such option, in which case the Fund shall specify the Special Rate Period designated, or (y) its determination not to exercise such option.

(d) NOTICE OF SPECIAL RATE PERIOD. No later than 11:00 A.M., New York City time, on the second Business Day next preceding the first day of any proposed Special Rate Period of shares of a series of MuniPreferred as to which notice has been given as set forth in paragraph (c) of this Section 4 (or such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall deliver to the Auction Agent either:

     (i) a notice ("Notice of Special Rate Period") stating (A) that the Fund has determined to designate the next succeeding Rate Period of shares of such series as a Special Rate Period, specifying the same and the first day thereof, (B) the Auction Date immediately prior to the first day of such Special Rate Period, (C) that such Special Rate Period shall not commence if (1) an Auction for shares of such series shall not be held on such Auction Date for any reason or (2) an Auction for shares of such series shall be held on such Auction Date but Sufficient Clearing Bids for shares of such series shall not exist in such Auction, (D) the scheduled Dividend Payment Dates for shares of such series during such Special Rate Period and
     (E) the Special Redemption Provisions, if any, applicable to shares of such series in respect of such Special Rate Period; such notice to be accompanied by a MuniPreferred Basic Maintenance Report showing that, as of the third Business Day next preceding such proposed Special Rate Period, Moody's Eligible Assets (if Moody's is then rating such series) and S&P Eligible Assets (if S&P is then rating such series) each have an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that (a) the Maximum Rate is the Maximum Rate on such Business Day as if such Business Day were the Auction Date for the proposed Special Rate Period, and (b) the Moody's Discount Factors applicable to Moody's Eligible Assets are determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein); or

     (ii) a notice stating that the Fund has determined not to exercise its option to designate a Special Rate Period of shares of such series and that the next succeeding Rate Period of shares of such series shall be a Minimum Rate Period.

(e) FAILURE TO DELIVER NOTICE OF SPECIAL RATE PERIOD. If the Fund fails to deliver either of the notices described in subparagraphs (d)(i) or (d)(ii) of this Section 4 (and, in the case of the notice described in subparagraph (d)(i) of this Section 4, a MuniPreferred Basic Maintenance Report to the effect set forth in such subparagraph (if either Moody's or S&P is then rating the series in question)) with respect to any designation of any proposed Special Rate Period to the Auction Agent by 11:00 A.M., New York City time, on the second Business Day next preceding the first day of such proposed Special Rate Period (or by such later time or date, or both, as may be agreed to by the Auction Agent), the Fund shall be deemed to have delivered a notice to the Auction Agent with respect to such Special Rate Period to the effect set forth in subparagraph
(d)(ii) of this Section 4. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(i) of this Section 4, it shall file a copy of such notice with the Secretary of the Fund, and the contents of such notice shall be binding on the Fund. In the event the Fund delivers to the Auction Agent a notice described in subparagraph (d)(ii) of this Section 4, the Fund will provide Moody's (if Moody's is then rating the series in question) and S&P (if S&P is then rating the series in question) a copy of such notice.

     5. VOTING RIGHTS.

(a) ONE VOTE PER SHARE OF MUNIPREFERRED. Except as otherwise provided in the Articles or as otherwise required by law, (i) each Holder of shares of MuniPreferred shall be entitled to one vote for each share of MuniPreferred held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding shares of Preferred Stock, including each share of MuniPreferred, and of shares of Common Stock shall vote together as a single class; provided, however, that, at any meeting of the shareholders of the Fund held for the election of directors, the holders of outstanding shares of Preferred Stock, including MuniPreferred, represented in person or by proxy at said meeting, shall be entitled, as a class, to the exclusion of the holders of all other securities and classes of capital stock of the Fund, to elect two directors of the Fund, each share of Preferred Stock, including each share of MuniPreferred, entitling the holder thereof to one vote. Subject to paragraph
(b) of this Section 5, the holders of outstanding shares of Common Stock and Preferred Stock, including MuniPreferred, voting together as a single class, shall elect the balance of the directors.

(b) VOTING FOR ADDITIONAL DIRECTORS. (i) VOTING PERIOD. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this subparagraph (b)(i) shall exist (such period being referred to herein as a "Voting Period"), the number of directors constituting the Board of Directors shall be automatically increased by the smallest number that, when added to the two directors elected exclusively by the holders of shares of Preferred Stock, including shares of MuniPreferred, would constitute a majority of the Board of Directors as so increased by such smallest number; and the holders of shares of Preferred Stock, including MuniPreferred, shall be entitled, voting as a class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), to elect such smallest number of additional directors, together with the two directors that such holders are in any event entitled to elect. A Voting Period shall commence:

     (A) if at the close of business on any dividend payment date accumulated dividends (whether or not earned or declared) on any outstanding share of Preferred Stock, including MuniPreferred, equal to at least two full years' dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Auction Agent for the payment of such accumulated dividends; or

     (B) if at any time holders of shares of Preferred Stock are entitled under the 1940 Act to elect a majority of the directors of the Fund.

Upon the termination of a Voting Period, the voting rights described in this subparagraph (b)(i) shall cease, subject always, however, to the revesting of such voting rights in the Holders upon the further occurrence of any of the events described in this subparagraph (b)(i).

     (ii) NOTICE OF SPECIAL MEETING. As soon as practicable after the accrual of any right of the holders of shares of Preferred Stock to elect additional directors as described in subparagraph (b)(i) of this Section 5, the Fund shall notify the Auction Agent and the Auction Agent shall call a special meeting of such holders, by mailing a notice of such special meeting to such holders, such meeting to be held not less than 10 nor more than 20 days after the date of mailing of such notice. If the Fund fails to send such notice to the Auction Agent or if the Auction Agent does not call such a special meeting, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be the close of business on the fifth Business Day preceding the day on which such notice is mailed. At any such special meeting and at each meeting of holders of shares of Preferred Stock held during a Voting Period at which directors are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of capital stock of the Fund), shall be entitled to elect the number of directors prescribed in subparagraph (b)(i) of this
     Section 5 on a one-vote-per-share basis.

     (iii) TERMS OF OFFICE OF EXISTING DIRECTORS. The terms of office of all persons who are directors of the Fund at the time of a special meeting of Holders and holders of other Preferred Stock to elect directors shall continue, notwithstanding the election at such meeting by the Holders and such other holders of the number of directors that they are entitled to elect, and the persons so elected by the Holders and such other holders, together with the two incumbent directors elected by the Holders and such other holders of Preferred Stock and the remaining incumbent directors elected by the holders of the Common Stock and Preferred Stock, shall constitute the duly elected directors of the Fund.

     (iv) TERMS OF OFFICE OF CERTAIN DIRECTORS TO TERMINATE UPON TERMINATION OF VOTING PERIOD. Simultaneously with the termination of a Voting Period, the terms of office of the additional directors elected by the Holders and holders of other Preferred Stock pursuant to subparagraph (b)(i) of this
     Section 5 shall terminate, the remaining directors shall constitute the directors of the Fund and the voting rights of the Holders and such other holders to elect additional directors pursuant to subparagraph (b)(i) of this Section 5 shall cease, subject to the provisions of the last sentence of subparagraph (b)(i) of this Section 5.

(c) HOLDERS OF MUNIPREFERRED TO VOTE ON CERTAIN OTHER MATTERS. (i) INCREASES IN CAPITALIZATION. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class: (a) authorize, create or issue any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, or authorize, create or issue additional shares of any series of MuniPreferred (except that, notwithstanding the foregoing, but subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors, without the vote or consent of the Holders of MuniPreferred, may from time to time authorize and create, and the Fund may from time to time issue, additional shares of any series of MuniPreferred or classes or series of Preferred Stock ranking on a parity with shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund; provided, however, that if Moody's or S&P is not then rating the shares of MuniPreferred, the aggregate liquidation preference of all Preferred Stock of the Fund outstanding after any such issuance, exclusive of accumulated and unpaid dividends, may not exceed the amount set forth in Section 10 of Appendix A hereto) or (b) amend, alter or repeal the provisions of the Articles, including this Statement, whether by merger, consolidation or otherwise, so as to affect any preference, right or power of such shares of MuniPreferred or the Holders thereof; provided, however, that (i) none of the actions permitted by the exception to (a) above will be deemed to affect such preferences, rights or powers, (ii) a division of a share of MuniPreferred will be deemed to affect such preferences, rights or powers only if the terms of such division adversely affect the Holders of shares of MuniPreferred and (iii) the authorization, creation and issuance of classes or series of stock ranking junior to shares of MuniPreferred with respect to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, will be deemed to affect such preferences, rights or powers only if Moody's or S&P is then rating shares of MuniPreferred and such issuance would, at the time thereof, cause the Fund not to satisfy the 1940 Act MuniPreferred Asset Coverage or the MuniPreferred Basic Maintenance Amount. So long as any shares of MuniPreferred are outstanding, the Fund shall not, without the affirmative vote or consent of the Holders of at least 66 2/3% of the shares of MuniPreferred outstanding at the time, in person or by proxy, either in writing or at a meeting, voting as a separate class, file a voluntary application for relief under Federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not foresee becoming insolvent. To the extent that shares of MuniPreferred constitute a series of stock under Minnesota law and to the extent the Holders of such shares are empowered under the Minnesota Business Corporation Act to vote as a class on the actions set forth above in this subparagraph (c)(i), the Fund shall not approve any such action without the affirmative vote or consent of the Holders of at least a majority of the shares of MuniPreferred of such series outstanding at the time, in person or by proxy, either in writing or at a meeting (voting as a separate class).


     (ii) 1940 ACT MATTERS. Unless a higher percentage is provided for in the Articles, (A) the affirmative vote of the Holders of at least a majority of the shares of Preferred Stock, including MuniPreferred, outstanding at the time, voting as a separate class, shall be required to approve any conversion of the Fund from a closed-end to an open-end investment company and (B) the affirmative vote of the Holders of a "majority of the outstanding shares of Preferred Stock," including MuniPreferred, voting as a separate class, shall be required to approve any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares. The affirmative vote of the Holders of a "majority of the outstanding shares of Preferred Stock," including MuniPreferred, voting as a separate class, shall be required to approve any action not described in the first sentence of this Section 5(c)(ii) requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act. For purposes of the foregoing, "majority of the outstanding shares of

     Preferred Stock" means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of MuniPreferred is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than ten Business Days prior to the date on which such vote is to be taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken. The Fund shall, not later than ten Business Days after the date on which such vote is taken, notify Moody's (if Moody's is then rating the shares of MuniPreferred) of the results of such vote.

(d) BOARD MAY TAKE CERTAIN ACTIONS WITHOUT SHAREHOLDER APPROVAL. The Board of Directors, without the vote or consent of the shareholders of the Fund, may from time to time amend, alter or repeal any or all of the definitions of the terms listed below, or any provision of this Statement viewed by Moody's or S&P as a predicate for any such definition, and any such amendment, alteration or repeal will not be deemed to affect the preferences, rights or powers of shares of MuniPreferred or the Holders thereof; provided, however, that the Board of Directors receives written confirmation from Moody's (such confirmation being required to be obtained only in the event Moody's is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Deposit Securities, Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to S&P Eligible Assets and (y) S&P Discount Factor, S&P Eligible Asset, S&P Exposure Period and S&P Volatility Factor) and S&P (such confirmation being required to be obtained only in the event S&P is rating the shares of MuniPreferred and in no event being required to be obtained in the case of the definitions of (x) Discounted Value, Receivables for Municipal Obligations Sold, Issue Type Category and Other Issues as such terms apply to Moody's Eligible Assets, and (y) Moody's Discount Factor, Moody's Eligible Asset, Moody's Exposure Period and Moody's Volatility Factor) that any such amendment, alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to shares of MuniPreferred:

Deposit Securities                                Moody's Volatility Factor
Discounted Value                                  1940 Act Cure Date
Escrowed Bonds                                    1940 Act MuniPreferred Asset Coverage
Issue Type Category                               Other Issues
Market Value                                      Quarterly Valuation Date
Maximum Potential Gross-up Payment Liability      Receivables for Municipal Obligations Sold
MuniPreferred Basic Maintenance Amount            S&P Discount Factor
MuniPreferred Basic Maintenance Cure Date         S&P Eligible Asset
MuniPreferred Basic Maintenance Report            S&P Exposure Period
Moody's Discount Factor                           S&P Volatility Factor
Moody's Eligible Asset                            Valuation Date
Moody's Exposure Period                           Volatility Factor

(e) VOTING RIGHTS SET FORTH HEREIN ARE SOLE VOTING RIGHTS. Unless otherwise required by law, the Holders of shares of MuniPreferred shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.

(f) NO PREEMPTIVE RIGHTS OR CUMULATIVE VOTING. The Holders of shares of MuniPreferred shall have no preemptive rights or rights to cumulative voting.

(g) VOTING FOR DIRECTORS SOLE REMEDY FOR FUND'S FAILURE TO PAY DIVIDENDS. In the event that the Fund fails to pay any dividends on the shares of MuniPreferred, the exclusive remedy of the Holders shall be the right to vote for directors pursuant to the provisions of this Section 5.

(h) HOLDERS ENTITLED TO VOTE. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement, by the other provisions of the Articles, by statute or otherwise, no Holder shall be entitled to vote any share of MuniPreferred and no share of MuniPreferred shall be deemed to be "outstanding" for the purpose of voting or determining the number of shares required to constitute a quorum if, prior to or concurrently with the time of determination of shares entitled to vote or shares deemed outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such shares shall have been mailed as provided in paragraph (c) of Section 11 of this Part I and the Redemption Price for the redemption of such shares shall have been deposited in trust with the Auction Agent for that purpose. No share of MuniPreferred held by the Fund or any affiliate of the Fund (except for shares held by a Broker-Dealer that is an affiliate of the Fund for the account of its customers) shall have any voting rights or be deemed to be outstanding for voting or other purposes.

     6. 1940 ACT MUNIPREFERRED ASSET COVERAGE.

The Fund shall maintain, as of the last Business Day of each month in which any share of MuniPreferred is outstanding, the 1940 Act MuniPreferred Asset Coverage.

     7. MUNIPREFERRED BASIC MAINTENANCE AMOUNT.

(a) So long as shares of MuniPreferred are outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) S&P Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if S&P is then rating the shares of MuniPreferred) and (ii) Moody's Eligible Assets having an aggregate Discounted Value equal to or greater than the MuniPreferred Basic Maintenance Amount (if Moody's is then rating the shares of MuniPreferred).

(b) On or before 5:00 P.M., New York City time, on the third Business Day after a Valuation Date on which the Fund fails to satisfy the MuniPreferred Basic Maintenance Amount, and on the third Business Day after the MuniPreferred Basic Maintenance Cure Date with respect to such Valuation Date, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the date of such failure or such MuniPreferred Basic Maintenance Cure Date, as the case may be, which will be deemed to have been delivered to the Auction Agent if the Auction Agent receives a copy or telecopy, telex or other electronic transcription thereof and on the same day the Fund mails to the Auction Agent for delivery on the next Business Day the full MuniPreferred Basic Maintenance Report. The Fund shall also deliver a MuniPreferred Basic Maintenance Report to (i) the Auction Agent (if either Moody's or S&P is then rating the shares of MuniPreferred) as of (A) the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day) and (B) the last Business Day of each month, (ii) Moody's (if Moody's is then rating the shares of MuniPreferred) and S&P (if S&P is then rating the shares of MuniPreferred) as of any Quarterly Valuation Date, in each case on or before the third Business Day after such day, and (iii) S&P, if and when requested for any Valuation Date, on or before the third Business Day after such request. A failure by the Fund to deliver a MuniPreferred Basic Maintenance Report pursuant to the preceding sentence shall be deemed to be delivery of a MuniPreferred Basic Maintenance Report indicating the Discounted Value for all assets of the Fund is less than the MuniPreferred Basic Maintenance Amount, as of the relevant Valuation Date.

(c) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to a Quarterly Valuation Date, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report (and in any other MuniPreferred Basic Maintenance Report, randomly selected by the Independent Accountant, that was delivered by the Fund during the quarter ending on such Quarterly Valuation Date) and (ii) that, in such Report (and in such randomly selected Report), the Fund determined in accordance with this Statement whether the Fund had, at such Quarterly Valuation Date (and at the Valuation Date addressed in such randomly-selected Report), S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount and Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) of an aggregate Discounted Value at least equal to the MuniPreferred Basic Maintenance Amount (such confirmation being herein called the "Accountant's Confirmation").

(d) Within ten Business Days after the date of delivery of a MuniPreferred Basic Maintenance Report in accordance with paragraph (b) of this Section 7 relating to any Valuation Date on which the Fund failed to satisfy the MuniPreferred Basic Maintenance Amount, and relating to the MuniPreferred Basic Maintenance Cure Date with respect to such failure to satisfy the MuniPreferred Basic Maintenance Amount, the Fund shall cause the Independent Accountant to provide to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) an Accountant's Confirmation as to such MuniPreferred Basic Maintenance Report.

(e) If any Accountant's Confirmation delivered pursuant to paragraph (c) or (d) of this Section 7 shows that an error was made in the MuniPreferred Basic Maintenance Report for a particular Valuation Date for which such Accountant's Confirmation was required to be delivered, or shows that a lower aggregate Discounted Value for the aggregate of all S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) or Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred), as the case may be, of the Fund was determined by the Independent Accountant, the calculation or determination made by such Independent Accountant shall be final and conclusive and shall be binding on the Fund, and the Fund shall accordingly amend and deliver the MuniPreferred Basic Maintenance Report to S&P (if S&P is then rating the shares of MuniPreferred), Moody's (if Moody's is then rating the shares of MuniPreferred) and the Auction Agent (if either S&P or Moody's is then rating the shares of MuniPreferred) promptly following receipt by the Fund of such Accountant's Confirmation.

(f) On or before 5:00 p.m., New York City time, on the first Business Day after the Date of Original Issue of any shares of MuniPreferred, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) and Moody's (if Moody's is then rating the shares of MuniPreferred) a MuniPreferred Basic Maintenance Report as of the close of business on such Date of Original Issue. Within five Business Days of such Date of Original Issue, the Fund shall cause the Independent Accountant to confirm in writing to S&P (if S&P is then rating the shares of MuniPreferred) (i) the mathematical accuracy of the calculations reflected in such Report and (ii) that the Discounted Value of S&P Eligible Assets reflected thereon equals or exceeds the MuniPreferred Basic Maintenance Amount reflected thereon.

(g) On or before 5:00 p.m., New York City time, on the third Business Day after either (i) the Fund shall have redeemed Common Stock or (ii) the ratio of the Discounted Value of S&P Eligible Assets or the Discounted Value of Moody's Eligible Assets to the MuniPreferred Basic Maintenance Amount is less than or equal to 105%, the Fund shall complete and deliver to S&P (if S&P is then rating the shares of MuniPreferred) or Moody's (if Moody's is then rating the shares of MuniPreferred), as the case may be, a MuniPreferred Basic Maintenance Report as of the date of either such event.

     8. [RESERVED]

     9. RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS.

(a) DIVIDENDS ON PREFERRED STOCK OTHER THAN MUNIPREFERRED. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of stock ranking, as to the payment of dividends, on a parity with shares of MuniPreferred for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each series of MuniPreferred through its most recent Dividend Payment Date. When dividends are not paid in full upon the shares of each series of MuniPreferred through its most recent Dividend Payment Date or upon the shares of any other class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred through their most recent respective dividend payment dates, all dividends declared upon shares of MuniPreferred and any other such class or series of stock ranking on a parity as to the payment of dividends with shares of MuniPreferred shall be declared pro rata so that the amount of dividends declared per share on shares of MuniPreferred and such other class or series of stock shall in all cases bear to each other the same ratio that accumulated dividends per share on the shares of MuniPreferred and such other class or series of stock bear to each other (for purposes of this sentence, the amount of dividends declared per share of MuniPreferred shall be based on the Applicable Rate for such share for the Dividend Periods during which dividends were not paid in full).

(b) DIVIDENDS AND OTHER DISTRIBUTIONS WITH RESPECT TO COMMON STOCK UNDER THE 1940 ACT. The Board of Directors shall not declare any dividend (except a dividend payable in shares of Common Stock), or declare any other distribution, upon shares of Common Stock, or purchase shares of Common Stock, unless in every such case the shares of Preferred Stock have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common stock) after deducting the amount of such dividend, distribution or purchase price, as the case may be.

(c) OTHER RESTRICTIONS ON DIVIDENDS AND OTHER DISTRIBUTIONS. For so long as any share of MuniPreferred is outstanding, and except as set forth in paragraph (a) of this Section 9 and paragraph (c) of Section 12 of this Part I, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Stock or any other stock of the Fund ranking junior to or on a parity with the shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to the shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity stock (except by conversion into or exchange for stock of the Fund ranking junior to or on a parity with MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each series of MuniPreferred through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Auction Agent and (ii) the Fund has redeemed the full number of shares of MuniPreferred required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Stock or other stock, if any, ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Stock or any other stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior stock (except by conversion into or exchange for stock of the Fund ranking junior to shares of MuniPreferred as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) would each at least equal the MuniPreferred Basic Maintenance Amount.

     10. RATING AGENCY RESTRICTIONS.

For so long as any shares of MuniPreferred are outstanding and Moody's or S&P, or both, are rating such shares, the Fund will not, unless it has received written confirmation from Moody's or S&P, or both, as appropriate, that any such action would not impair the ratings then assigned by such rating agency to such shares, engage in any one or more of the following transactions:

     (a) buy or sell futures or write put or call options;

     (b) borrow money, except that the Fund may, without obtaining the written confirmation described above, borrow money for the purpose of clearing securities transactions if (i) the MuniPreferred Basic Maintenance Amount would continue to be satisfied after giving effect to such borrowing and
     (ii) such borrowing (A) is privately arranged with a bank or other person and is evidenced by a promissory note or other evidence of indebtedness that is not intended to be publicly distributed or (B) is for "temporary purposes," is evidenced by a promissory note or other evidence of indebtedness and is in an amount not exceeding 5 per centum of the value of the total assets of the Fund at the time of the borrowing; for purposes of the foregoing, "temporary purpose" means that the borrowing is to be repaid within sixty days and is not to be extended or renewed;

     (c) issue additional shares of any series of MuniPreferred or any class or series of stock ranking prior to or on a parity with shares of MuniPreferred with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the Fund, or reissue any shares of MuniPreferred previously purchased or redeemed by the Fund;

     (d) engage in any short sales of securities;

     (e) lend securities;

     (f) merge or consolidate into or with any other corporation;

     (g) change the pricing service (currently J.J. Kenny) referred to in the definition of Market Value; or

     (h) enter into reverse repurchase agreements.

     11. REDEMPTION.

(a) OPTIONAL REDEMPTION. (i) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of MuniPreferred of any series may be redeemed, at the option of the Fund, as a whole or from time to time in part, on the second Business Day preceding any Dividend Payment Date for shares of such series, out of funds legally available therefor, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption; provided, however, that (1) shares of a series of MuniPreferred may not be redeemed in part if after such partial redemption fewer than 500 shares of such series remain outstanding; (2) unless otherwise provided in Section 11 of Appendix A hereto, shares of a series of MuniPreferred are redeemable by the Fund during the Initial Rate Period thereof only on the second Business Day next preceding the last Dividend Payment Date for such Initial Rate Period; and (3) subject to subparagraph (ii) of this paragraph (a), the Notice of Special Rate Period relating to a Special Rate Period of shares of a series of MuniPreferred, as delivered to the Auction Agent and filed with the Secretary of the Fund, may provide that shares of such series shall not be redeemable during the whole or any part of such Special Rate Period (except as provided in subparagraph (iv) of this paragraph (a)) or shall be redeemable during the whole or any part of such Special Rate Period only upon payment of such redemption premium or premiums as shall be specified therein ("Special Redemption Provisions").

     (ii) A Notice of Special Rate Period relating to shares of a series of MuniPreferred for a Special Rate Period thereof may contain Special Redemption Provisions only if the Fund's Board of Directors, after consultation with the Broker-Dealer or Broker-Dealers for such Special Rate Period of shares of such series, determines that such Special Redemption Provisions are in the best interest of the Fund.

     (iii) If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to subparagraph (i) of this paragraph (a), the number of shares of such series to be redeemed shall be determined by the Board of Directors, and such shares shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

     (iv) Subject to the provisions of subparagraph (v) of this paragraph (a), shares of any series of MuniPreferred may be redeemed, at the option of the Fund, as a whole but not in part, out of funds legally available therefor, on the first day following any Dividend Period thereof included in a Rate Period consisting of more than 364 Rate Period Days if, on the date of determination of the Applicable Rate for shares of such series for such Rate Period, such Applicable Rate equalled or exceeded on such date of determination the Treasury Note Rate for such Rate Period, at a redemption price per share equal to the sum of $25,000 plus an amount equal to accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed for redemption.

     (v) The Fund may not on any date mail a Notice of Redemption pursuant to paragraph (c) of this Section 11 in respect of a redemption contemplated to be effected pursuant to this paragraph (a) unless on such date (a) the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable redemption date and having a value not less than the amount (including any applicable premium) due to Holders of shares of MuniPreferred by reason of the redemption of such shares on such redemption date and (b) the Discounted Value of Moody's Eligible Assets (if Moody's is then rating the shares of MuniPreferred) and the Discounted Value of S&P Eligible Assets (if S&P is then rating the shares of MuniPreferred) each at least equal the MuniPreferred Basic Maintenance Amount, and would at least equal the MuniPreferred Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (b) of the preceding sentence whether the Discounted Value of Moody's Eligible Assets at least equals the MuniPreferred Basic Maintenance Amount, the Moody's Discount Factors applicable to Moody's Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody's Discount Factor herein.

(b) MANDATORY REDEMPTION. The Fund shall redeem, at a redemption price equal to $25,000 per share plus accumulated but unpaid dividends thereon (whether or not earned or declared) to (but not including) the date fixed by the Board of Directors for redemption, certain of the shares of MuniPreferred, if the Fund fails to have either Moody's Eligible Assets with a Discounted Value or S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or fails to maintain the 1940 Act MuniPreferred Asset Coverage, in accordance with the requirements of the rating agency or agencies then rating the shares of MuniPreferred, and such failure is not cured on or before the MuniPreferred Basic Maintenance Cure Date or the 1940 Act Cure Date, as the case may be. The number of shares of MuniPreferred to be redeemed shall be equal to the lesser of (i) the minimum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to redemption or retirement, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the Cure Date, would have resulted in the Fund's having both Moody's Eligible Assets with a Discounted Value and S&P Eligible Assets with a Discounted Value greater than or equal to the MuniPreferred Basic Maintenance Amount or maintaining the 1940 Act MuniPreferred Asset Coverage, as the case may be, on such Cure Date (provided, however, that if there is no such minimum number of shares of MuniPreferred and shares of other Preferred Stock the redemption or retirement of which would have had such result, all shares of MuniPreferred and Preferred Stock then outstanding shall be redeemed), and (ii) the maximum number of shares of MuniPreferred, together with all shares of other Preferred Stock subject to redemption or retirement, that can be redeemed out of funds expected to be legally available therefor. In determining the shares of MuniPreferred required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the MuniPreferred Basic Maintenance Amount or the 1940 Act MuniPreferred Asset Coverage, as the case may be, pro rata among shares of MuniPreferred and other Preferred Stock (and, then, pro rata among each series of MuniPreferred) subject to redemption or retirement. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 20 days nor later than 40 days after such Cure Date, except that if the Fund does not have funds legally available for the redemption of all of the required number of shares of MuniPreferred and shares of other Preferred Stock which are subject to redemption or retirement or the Fund otherwise is unable to effect such redemption on or prior to 40 days after such Cure Date, the Fund shall redeem those shares of MuniPreferred and shares of other Preferred Stock which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the outstanding shares of a series of MuniPreferred are to be redeemed pursuant to this paragraph (b), the number of shares of such series to be redeemed shall be redeemed pro rata from the Holders of shares of such series in proportion to the number of shares of such series held by such Holders.

(c) NOTICE OF REDEMPTION. If the Fund shall determine or be required to redeem shares of a series of MuniPreferred pursuant to paragraph (a) or (b) of this
Section 11, it shall mail a Notice of Redemption with respect to such redemption by first class mail, postage prepaid, to each Holder of the shares of such series to be redeemed, at such Holder's address as the same appears on the stock books of the Fund on the record date established by the Board of Directors. Such Notice of Redemption shall be so mailed not less than 20 nor more than 45 days prior to the date fixed for redemption. Each such Notice of Redemption shall state: (i) the redemption date; (ii) the number of shares of MuniPreferred to be redeemed and the series thereof; (iii) the CUSIP number for shares of such series; (iv) the Redemption Price; (v) the place or places where the certificate(s) for such shares (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the shares to be redeemed will cease to accumulate on such redemption date; and (vii) the provisions of this Section 11 under which such redemption is made. If fewer than all shares of a series of MuniPreferred held by any Holder are to be redeemed, the Notice of Redemption mailed to such Holder shall also specify the number of shares of such series to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to a redemption contemplated to be effected pursuant to paragraph (a) of this Section 11 that such redemption is subject to one or more conditions precedent and that the Fund shall not be required to effect such redemption unless each such condition shall have been satisfied at the time or times and in the manner specified in such Notice of Redemption.

(d) NO REDEMPTION UNDER CERTAIN CIRCUMSTANCES. Notwithstanding the provisions of paragraphs (a) or (b) of this Section 11, if any dividends on shares of a series of MuniPreferred (whether or not earned or declared) are in arrears, no shares of such series shall be redeemed unless all outstanding shares of such series are simultaneously redeemed, and the Fund shall not purchase or otherwise acquire any shares of such series; provided, however, that the foregoing shall not prevent the purchase or acquisition of all outstanding shares of such series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to, and accepted by, Holders of all outstanding shares of such series.

(e) ABSENCE OF FUNDS AVAILABLE FOR REDEMPTION. To the extent that any redemption for which Notice of Redemption has been mailed is not made by reason of the absence of legally available funds therefor, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem shares of MuniPreferred shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Auction Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been mailed; provided, however, that the foregoing shall not apply in the case of the Fund's failure to deposit in trust with the Auction Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed shares of MuniPreferred for which a Notice of Redemption has been mailed, dividends may be declared and paid on shares of MuniPreferred and shall include those shares of MuniPreferred for which a Notice of Redemption has been mailed.

(f) AUCTION AGENT AS TRUSTEE OF REDEMPTION PAYMENTS BY FUND. All moneys paid to the Auction Agent for payment of the Redemption Price of shares of MuniPreferred called for redemption shall be held in trust by the Auction Agent for the benefit of Holders of shares so to be redeemed.

(g) SHARES FOR WHICH NOTICE OF REDEMPTION HAS BEEN GIVEN ARE NO LONGER OUTSTANDING. Provided a Notice of Redemption has been mailed pursuant to paragraph (c) of this Section 11, upon the deposit with the Auction Agent (on the Business Day next preceding the date fixed for redemption thereby, in funds available on the next Business Day in The City of New York, New York) of funds sufficient to redeem the shares of MuniPreferred that are the subject of such notice, dividends on such shares shall cease to accumulate and such shares shall no longer be deemed to be outstanding for any purpose, and all rights of the Holders of the shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in subparagraph (e)(i) of Section 2 of this Part I and in Section 3 of this Part I. Upon surrender in accordance with the Notice of Redemption of the certificates for any shares so redeemed (properly endorsed or assigned for transfer, if the Board of Directors shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Auction Agent to the Holders of shares of MuniPreferred subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Auction Agent, promptly after the date fixed for redemption, any cash deposited with the Auction Agent in excess of (i) the aggregate Redemption Price of the shares of MuniPreferred called for redemption on such date and (ii) all other amounts to which Holders of shares of MuniPreferred called for redemption may be entitled. Any funds so deposited that are unclaimed at the end of 90 days from such redemption date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of shares of MuniPreferred so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

(h) COMPLIANCE WITH APPLICABLE LAW. In effecting any redemption pursuant to this
Section 11, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under the 1940 Act and Minnesota law, but shall effect no redemption except in accordance with the 1940 Act and Minnesota law.

(i) ONLY WHOLE SHARES OF MUNIPREFERRED MAY BE REDEEMED. In the case of any redemption pursuant to this Section 11, only whole shares of MuniPreferred shall be redeemed, and in the event that any provision of the Articles would require redemption of a fractional share, the Auction Agent shall be authorized to round up so that only whole shares are redeemed.

     12. LIQUIDATION RIGHTS.

(a) RANKING. The shares of a series of MuniPreferred shall rank on a parity with each other, with shares of any other series of MuniPreferred and with shares of any other series of Preferred Stock as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

(b) DISTRIBUTIONS UPON LIQUIDATION. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of shares of MuniPreferred then outstanding shall be entitled to receive and to be paid out of the assets of the Fund available for distribution to its shareholders, before any payment or distribution shall be made on the Common Stock or on any other class of stock of the Fund ranking junior to the MuniPreferred upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not earned or declared) accumulated but unpaid to (but not including) the date of final distribution in same-day funds, together with any payments required to be made pursuant to Section 3 of this Part I in connection with the liquidation of the Fund. After the payment to the Holders of the shares of MuniPreferred of the full preferential amounts provided for in this paragraph (b), the Holders of MuniPreferred as such shall have no right or claim to any of the remaining assets of the Fund.

(c) PRO RATA DISTRIBUTIONS. In the event the assets of the Fund available for distribution to the Holders of shares of MuniPreferred upon any dissolution, liquidation, or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to paragraph (b) of this Section 12, no such distribution shall be made on account of any shares of any other class or series of Preferred Stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the shares of MuniPreferred, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.

(d) RIGHTS OF JUNIOR STOCK. Subject to the rights of the holders of shares of any series or class or classes of stock ranking on a parity with the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the shares of MuniPreferred as provided in paragraph (b) of this Section 12, but not prior thereto, any other series or class or classes of stock ranking junior to the shares of MuniPreferred with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the shares of MuniPreferred shall not be entitled to share therein.

(e) CERTAIN EVENTS NOT CONSTITUTING LIQUIDATION. Neither the sale of all or substantially all the property or business of the Fund, nor the merger or consolidation of the Fund into or with any other corporation nor the merger or consolidation of any other corporation into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 12.

     13. MISCELLANEOUS.

(a) AMENDMENT OF APPENDIX A TO ADD ADDITIONAL SERIES. Subject to the provisions of paragraph (c) of Section 10 of this Part I, the Board of Directors may, by resolution duly adopted, without shareholder approval (except as otherwise provided by this Statement or required by applicable law), amend Appendix A hereto to (1) reflect any amendments hereto which the Board of Directors is entitled to adopt pursuant to the terms of this Statement without shareholder approval and (2) add additional series of MuniPreferred or additional shares of a series of MuniPreferred (and terms relating thereto) to the series and shares of MuniPreferred theretofore described thereon. Each such additional series and all such additional shares shall be governed by the terms of this Statement.

(b) APPENDIX A INCORPORATED BY REFERENCE. Appendix A hereto is incorporated in and made a part of this Statement by reference thereto.

(c) NO FRACTIONAL SHARES. No fractional shares of MuniPreferred shall be issued.

(d) STATUS OF SHARES OF MUNIPREFERRED REDEEMED, EXCHANGED OR OTHERWISE ACQUIRED BY THE FUND. Shares of MuniPreferred which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued shares of Preferred Stock without designation as to series. Upon the redemption, exchange or other acquisition by the Fund of all outstanding shares of a series of MuniPreferred, all provisions of the Articles relating to such series (including, without limitation, all provisions of this Statement relating to such series) shall cease to be of further effect and shall cease to be part of the Articles. Upon the occurrence of any such event, the Board of Directors shall have the power, pursuant to Minnesota Statutes Section 302A.135, Subdivision 5 or any successor provision and without shareholder action, to cause restated articles of incorporation of the Fund or other appropriate documents to be prepared and filed with the Secretary of State of the State of Minnesota which reflect such removal from the Articles of all such provisions relating to such series or, if appropriate, the cancellation of this Statement, or both.

(e) BOARD MAY RESOLVE AMBIGUITIES. To the extent permitted by applicable law, the Board of Directors may interpret or adjust the provisions of this Statement to resolve any inconsistency or ambiguity or to remedy any formal defect, and may amend this Statement with respect to any series of MuniPreferred prior to the issuance of shares of such series.

(f) HEADINGS NOT DETERMINATIVE. The headings contained in this Statement are for convenience of reference only and shall not affect the meaning or interpretation of this Statement.

(g) NOTICES. All notices or communications, unless otherwise specified in the By-Laws of the Fund or this Statement, shall be sufficiently given if in writing and delivered in person or mailed by first-class mail, postage prepaid.

PART II

1. ORDERS. (a) Prior to the Submission Deadline on each Auction Date for shares of a series of MuniPreferred:

     (i) each Beneficial Owner of shares of such series may submit to its Broker-Dealer by telephone or otherwise information as to:

        (A) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner desires to continue to hold without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of such shares;

        (B) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be less than the rate per annum specified by such Beneficial Owner; and/or

        (C) the number of Outstanding shares, if any, of such series held by such Beneficial Owner which such Beneficial Owner offers to sell without regard to the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series;

and

     (ii) one or more Broker-Dealers, using lists of Potential Beneficial Owners, shall in good faith for the purpose of conducting a competitive Auction in a commercially reasonable manner, contact Potential Beneficial Owners (by telephone or otherwise), including Persons that are not Beneficial Owners, on such lists to determine the number of shares, if any, of such series which each such Potential Beneficial Owner offers to purchase if the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall not be less than the rate per annum specified by such Potential Beneficial Owner.

For the purposes hereof, the communication by a Beneficial Owner or Potential Beneficial Owner to a Broker-Dealer, or by a Broker-Dealer to the Auction Agent, of information referred to in clause (i)(A), (i)(B), (i)(C) or (ii) of this paragraph (a) is hereinafter referred to as an "Order" and collectively as "Orders" and each Beneficial Owner and each Potential Beneficial Owner placing an Order with a Broker-Dealer, and such Broker-Dealer placing an Order with the Auction Agent, is hereinafter referred to as a "Bidder" and collectively as "Bidders"; an Order containing the information referred to in clause (i)(A) of this paragraph (a) is hereinafter referred to as a "Hold Order" and collectively as "Hold Orders"; an Order containing the information referred to in clause
(i)(B) or (ii) of this paragraph (a) is hereinafter referred to as a "Bid" and collectively as "Bids"; and an Order containing the information referred to in clause (i)(C) of this paragraph (a) is hereinafter referred to as a "Sell Order" and collectively as "Sell Orders."

(b)(i) A Bid by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

     (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be less than the rate specified therein;

     (B) such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iv) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein; or

     (C) the number of Outstanding shares of such series specified in such Bid if the rate specified therein shall be higher than the Maximum Rate for shares of such series, or such number or a lesser number of Outstanding shares of such series to be determined as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if the rate specified therein shall be higher than the Maximum Rate for shares of such series and Sufficient Clearing Bids for shares of such series do not exist.

(ii) A Sell Order by a Beneficial Owner or an Existing Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to sell:

     (A) the number of Outstanding shares of such series specified in such Sell Order; or

     (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (iii) of paragraph (b) of Section 4 of this Part II if Sufficient Clearing Bids for shares of such series do not exist;

provided, however, that a Broker-Dealer that is an Existing Holder with respect to shares of a series of MuniPreferred shall not be liable to any Person for failing to sell such shares pursuant to a Sell Order described in the proviso to paragraph (c) of Section 2 of this Part II if (1) such shares were transferred by the Beneficial Owner thereof without compliance by such Beneficial Owner or its transferee Broker-Dealer (or other transferee person, if permitted by the Fund) with the provisions of Section 7 of this Part II or (2) such Broker-Dealer has informed the Auction Agent pursuant to the terms of its Broker-Dealer Agreement that, according to such Broker-Dealer's records, such Broker-Dealer believes it is not the Existing Holder of such shares.

(iii) A Bid by a Potential Beneficial Holder or a Potential Holder of shares of a series of MuniPreferred subject to an Auction on any Auction Date shall constitute an irrevocable offer to purchase:

     (A) the number of Outstanding shares of such series specified in such Bid if the Applicable Rate for shares of such series determined on such Auction Date shall be higher than the rate specified therein; or

     (B) such number or a lesser number of Outstanding shares of such series as set forth in clause (v) of paragraph (a) of Section 4 of this Part II if the Applicable Rate for shares of such series determined on such Auction Date shall be equal to the rate specified therein.

(c) No Order for any number of shares of MuniPreferred other than whole shares shall be valid.

2. SUBMISSION OF ORDERS BY BROKER-DEALERS TO AUCTION AGENT. (a) Each Broker-Dealer shall submit in writing to the Auction Agent prior to the Submission Deadline on each Auction Date all Orders for shares of MuniPreferred of a series subject to an Auction on such Auction Date obtained by such Broker-Dealer, designating itself (unless otherwise permitted by the Fund) as an Existing Holder in respect of shares subject to Orders submitted or deemed submitted to it by Beneficial Owners and as a Potential Holder in respect of shares subject to Orders submitted to it by Potential Beneficial Owners, and shall specify with respect to each Order for such shares:

     (i) the name of the Bidder placing such Order (which shall be the Broker-Dealer unless otherwise permitted by the Fund);

     (ii) the aggregate number of shares of such series that are the subject of such Order;

     (iii) to the extent that such Bidder is an Existing Holder of shares of such series:

        (A) the number of shares, if any, of such series subject to any Hold Order of such Existing Holder;

        (B) the number of shares, if any, of such series subject to any Bid of such Existing Holder and the rate specified in such Bid; and

        (C) the number of shares, if any, of such series subject to any Sell Order of such Existing Holder; and

     (iv) to the extent such Bidder is a Potential Holder of shares of such series, the rate and number of shares of such series specified in such Potential Holder's Bid.

(b) If any rate specified in any Bid contains more than three figures to the right of the decimal point, the Auction Agent shall round such rate up to the next highest one thousandth (.001) of 1%.

(c) If an Order or Orders covering all of the Outstanding shares of MuniPreferred of a series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline, the Auction Agent shall deem a Hold Order to have been submitted by or on behalf of such Existing Holder covering the number of Outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent; provided, however, that if an Order or Orders covering all of the Outstanding shares of such series held by any Existing Holder is not submitted to the Auction Agent prior to the Submission Deadline for an Auction relating to a Special Rate Period consisting of more than 28 Rate Period Days, the Auction Agent shall deem a Sell Order to have been submitted by or on behalf of such Existing Holder covering the number of outstanding shares of such series held by such Existing Holder and not subject to Orders submitted to the Auction Agent.

(d) If one or more Orders of an Existing Holder is submitted to the Auction Agent covering in the aggregate more than the number of Outstanding shares of MuniPreferred of a series subject to an Auction held by such Existing Holder, such Orders shall be considered valid in the following order of priority:

     (i) all Hold Orders for shares of such series shall be considered valid, but only up to and including in the aggregate the number of Outstanding shares of such series held by such Existing Holder, and if the number of shares of such series subject to such Hold Orders exceeds the number of Outstanding shares of such series held by such Existing Holder, the number of shares subject to each such Hold Order shall be reduced pro rata to cover the number of Outstanding shares of such series held by such Existing Holder;

     (ii) (A) any Bid for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the number of shares of such series subject to any Hold Orders referred to in clause (i) above;

        (B) subject to subclause (A), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with the same rate and the number of Outstanding shares of such series subject to such Bids is greater than such excess, such Bids shall be considered valid up to and including the amount of such excess, and the number of shares of such series subject to each Bid with the same rate shall be reduced pro rata to cover the number of shares of such series equal to such excess;

        (C) subject to subclauses (A) and (B), if more than one Bid of an Existing Holder for shares of such series is submitted to the Auction Agent with different rates, such Bids shall be considered valid in the ascending order of their respective rates up to and including the amount of such excess; and

        (D) in any such event, the number, if any, of such Outstanding shares of such series subject to any portion of Bids considered not valid in whole or in part under this clause (ii) shall be treated as the subject of a Bid for shares of such series by or on behalf of a Potential Holder at the rate therein specified; and

     (iii) all Sell Orders for shares of such series shall be considered valid up to and including the excess of the number of Outstanding shares of such series held by such Existing Holder over the sum of shares of such series subject to valid Hold Orders referred to in clause (i) above and valid Bids referred to in clause (ii) above.

(e) If more than one Bid for one or more shares of a series of MuniPreferred is submitted to the Auction Agent by or on behalf of any Potential Holder, each such Bid submitted shall be a separate Bid with the rate and number of shares therein specified.

(f) Any Order submitted by a Beneficial Owner or a Potential Beneficial Owner to its Broker-Dealer, or by a Broker-Dealer to the Auction Agent, prior to the Submission Deadline on any Auction Date, shall be irrevocable.

3. DETERMINATION OF SUFFICIENT CLEARING BIDS, WINNING BID RATE AND APPLICABLE RATE. (a) Not earlier than the Submission Deadline on each Auction Date for shares of a series of MuniPreferred, the Auction Agent shall assemble all valid Orders submitted or deemed submitted to it by the Broker-Dealers in respect of shares of such series (each such Order as submitted or deemed submitted by a Broker-Dealer being hereinafter referred to individually as a "Submitted Hold Order," a "Submitted Bid" or a "Submitted Sell Order," as the case may be, or as a "Submitted Order" and collectively as "Submitted Hold Orders," "Submitted Bids" or "Submitted Sell Orders," as the case may be, or as "Submitted Orders") and shall determine for such series:

     (i) the excess of the number of Outstanding shares of such series over the number of Outstanding shares of such series subject to Submitted Hold Orders (such excess being hereinafter referred to as the "Available MuniPreferred" of such series);

     (ii) from the Submitted Orders for shares of such series whether:

        (A) the number of Outstanding shares of such series subject to Submitted Bids of Potential Holders specifying one or more rates equal to or lower than the Maximum Rate for shares of such series;

exceeds or is equal to the sum of:

        (B) the number of Outstanding shares of such series subject to Submitted Bids of Existing Holders specifying one or more rates higher than the Maximum Rate for shares of such series; and

        (C) the number of Outstanding shares of such series subject to Submitted Sell Orders

     (in the event such excess or such equality exists (other than because the number of shares of such series in subclauses (B) and (C) above is zero because all of the Outstanding shares of such series are subject to Submitted Hold Orders), such Submitted Bids in subclause (A) above being hereinafter referred to collectively as "Sufficient Clearing Bids" for shares of such series); and

     (iii) if Sufficient Clearing Bids for shares of such series exist, the lowest rate specified in such Submitted Bids (the "Winning Bid Rate" for shares of such series) which if:

        (A)(I) each such Submitted Bid of Existing Holders specifying such lowest rate and (II) all other such Submitted Bids of Existing Holders specifying lower rates were rejected, thus entitling such Existing Holders to continue to hold the shares of such series that are subject to such Submitted Bids; and

        (B)(I) each such Submitted Bid of Potential Holders specifying such lowest rate and (II) all other such Submitted Bids of Potential Holders specifying lower rates were accepted;

     would result in such Existing Holders described in subclause (A) above continuing to hold an aggregate number of Outstanding shares of such series which, when added to the number of Outstanding shares of such series to be purchased by such Potential Holders described in subclause (B) above, would equal not less than the Available MuniPreferred of such series.

(b) Promptly after the Auction Agent has made the determinations pursuant to paragraph (a) of this Section 3, the Auction Agent shall advise the Fund of the Maximum Rate for shares of the series of MuniPreferred for which an Auction is being held on the Auction Date and, based on such determination, the Applicable Rate for shares of such series for the next succeeding Rate Period thereof as follows:

     (i) if Sufficient Clearing Bids for shares of such series exist, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Winning Bid Rate for shares of such series so determined;

     (ii) if Sufficient Clearing Bids for shares of such series do not exist (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be equal to the Maximum Rate for shares of such series; or

     (iii) if all of the Outstanding shares of such series are subject to Submitted Hold Orders, that the Applicable Rate for all shares of such series for the next succeeding Rate Period thereof shall be as set forth in
     Section 12 of Appendix A hereto.

4. ACCEPTANCE AND REJECTION OF SUBMITTED BIDS AND SUBMITTED SELL ORDERS AND ALLOCATION OF SHARES. Existing Holders shall continue to hold the shares of MuniPreferred that are subject to Submitted Hold Orders, and, based on the determinations made pursuant to paragraph (a) of Section 3 of this Part II, the Submitted Bids and Submitted Sell Orders shall be accepted or rejected by the Auction Agent and the Auction Agent shall take such other action as set forth below:

     (a) If Sufficient Clearing Bids for shares of a series of MuniPreferred have been made, all Submitted Sell Orders with respect to shares of such series shall be accepted and, subject to the provisions of paragraphs (d) and (e) of this Section 4, Submitted Bids with respect to shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids with respect to shares of such series shall be rejected:

        (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is higher than the Winning Bid Rate for shares of such series shall be accepted, thus requiring each such Existing Holder to sell the shares of MuniPreferred subject to such Submitted Bids;

        (ii) Existing Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be rejected, thus entitling each such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

        (iii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is lower than the Winning Bid Rate for shares of such series shall be accepted;

        (iv) each Existing Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be rejected, thus entitling such Existing Holder to continue to hold the shares of MuniPreferred subject to such Submitted Bid, unless the number of Outstanding shares of MuniPreferred subject to all such Submitted Bids shall be greater than the number of shares of MuniPreferred ("remaining shares") in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) and (iii) of this paragraph (a), in which event such Submitted Bid of such Existing Holder shall be rejected in part, and such Existing Holder shall be entitled to continue to hold shares of MuniPreferred subject to such Submitted Bid, but only in an amount equal to the number of shares of MuniPreferred of such series obtained by multiplying the number of remaining shares by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred held by such Existing Holder subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Existing Holders that specified a rate equal to the Winning Bid Rate for shares of such series; and

        (v) each Potential Holder's Submitted Bid for shares of such series specifying a rate that is equal to the Winning Bid Rate for shares of such series shall be accepted but only in an amount equal to the number of shares of such series obtained by multiplying the number of shares in the excess of the Available MuniPreferred of such series over the number of shares of MuniPreferred subject to Submitted Bids described in clauses (ii) through (iv) of this paragraph (a) by a fraction, the numerator of which shall be the number of Outstanding shares of MuniPreferred subject to such Submitted Bid and the denominator of which shall be the aggregate number of Outstanding shares of MuniPreferred subject to such Submitted Bids made by all such Potential Holders that specified a rate equal to the Winning Bid Rate for shares of such series.

     (b) If Sufficient Clearing Bids for shares of a series of MuniPreferred have not been made (other than because all of the Outstanding shares of such series are subject to Submitted Hold Orders), subject to the provisions of paragraph (d) of this Section 4, Submitted Orders for shares of such series shall be accepted or rejected as follows in the following order of priority and all other Submitted Bids for shares of such series shall be rejected:

        (i) Existing Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be rejected, thus entitling such Existing Holders to continue to hold the shares of MuniPreferred subject to such Submitted Bids;

        (ii) Potential Holders' Submitted Bids for shares of such series specifying any rate that is equal to or lower than the Maximum Rate for shares of such series shall be accepted; and

        (iii) Each Existing Holder's Submitted Bid for shares of such series specifying any rate that is higher than the Maximum Rate for shares of such series and the Submitted Sell Orders for shares of such series of each Existing Holder shall be accepted, thus entitling each Existing Holder that submitted or on whose behalf was submitted any such Submitted Bid or Submitted Sell Order to sell the shares of such series subject to such Submitted Bid or Submitted Sell Order, but in both cases only in an amount equal to the number of shares of such series obtained by multiplying the number of shares of such series subject to Submitted Bids described in clause (ii) of this paragraph (b) by a fraction, the numerator of which shall be the number of Outstanding shares of such series held by such Existing Holder subject to such Submitted Bid or Submitted Sell Order and the denominator of which shall be the aggregate number of Outstanding shares of such series subject to all such Submitted Bids and Submitted Sell Orders.

     (c) If all of the Outstanding shares of a series of MuniPreferred are subject to Submitted Hold Orders, all Submitted Bids for shares of such series shall be rejected.

     (d) If, as a result of the procedures described in clause (iv) or (v) of paragraph (a) or clause (iii) of paragraph (b) of this Section 4, any Existing Holder would be entitled or required to sell, or any Potential Holder would be entitled or required to purchase, a fraction of a share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, round up or down the number of shares of MuniPreferred of such series to be purchased or sold by any Existing Holder or Potential Holder on such Auction Date as a result of such procedures so that the number of shares so purchased or sold by each Existing Holder or Potential Holder on such Auction Date shall be whole shares of MuniPreferred.

     (e) If, as a result of the procedures described in clause (v) of paragraph
     (a) of this Section 4, any Potential Holder would be entitled or required to purchase less than a whole share of a series of MuniPreferred on any Auction Date, the Auction Agent shall, in such manner as it shall determine in its sole discretion, allocate shares of MuniPreferred of such series for purchase among Potential Holders so that only whole shares of MuniPreferred of such series are purchased on such Auction Date as a result of such procedures by any Potential Holder, even if such allocation results in one or more Potential Holders not purchasing shares of MuniPreferred of such series on such Auction Date.

     (f) Based on the results of each Auction for shares of a series of MuniPreferred, the Auction Agent shall determine the aggregate number of shares of such series to be purchased and the aggregate number of shares of such series to be sold by Potential Holders and Existing Holders and, with respect to each Potential Holder and Existing Holder, to the extent that such aggregate number of shares to be purchased and such aggregate number of shares to be sold differ, determine to which other Potential Holder(s) or Existing Holder(s) they shall deliver, or from which other Potential Holder(s) or Existing Holder(s) they shall receive, as the case may be, shares of MuniPreferred of such series. Notwithstanding any provision of the Auction Procedures or the Settlement Procedures to the contrary, in the event an Existing Holder or Beneficial Owner of shares of a series of MuniPreferred with respect to whom a Broker-Dealer submitted a Bid to the Auction Agent for such shares that was accepted in whole or in part, or submitted or is deemed to have submitted a Sell Order for such shares that was accepted in whole or in part, fails to instruct its Agent Member to deliver such shares against payment therefor, partial deliveries of shares of MuniPreferred that have been made in respect of Potential Holders' or Potential Beneficial Owners' Submitted Bids for shares of such series that have been accepted in whole or in part shall constitute good delivery to such Potential Holders and Potential Beneficial Owners.

     (g) Neither the Fund nor the Auction Agent nor any affiliate of either shall have any responsibility or liability with respect to the failure of an Existing Holder, a Potential Holder, a Beneficial Owner, a Potential Beneficial Owner or its respective Agent Member to deliver shares of MuniPreferred of any series or to pay for shares of MuniPreferred of any series sold or purchased pursuant to the Auction Procedures or otherwise.

5. NOTIFICATION OF ALLOCATIONS. Whenever the Fund intends to include any net capital gains or other income taxable for Federal income tax purposes in any dividend on shares of MuniPreferred, the Fund shall, in the case of a Minimum Rate Period or a Special Rate Period of 28 Rate Period Days or fewer, and may, in the case of any other Special Rate Period, notify the Auction Agent of the amount to be so included not later than the Dividend Payment Date next preceding the Auction Date on which the Applicable Rate for such dividend is to be established. Whenever the Auction Agent receives such notice from the Fund, it will be required in turn to notify each Broker-Dealer, who, on or prior to such Auction Date, in accordance with its Broker-Dealer Agreement, will be required to notify its Beneficial Owners and Potential Beneficial Owners of shares of MuniPreferred believed by it to be interested in submitting an Order in the Auction to be held on such Auction Date.

6. AUCTION AGENT. For so long as any shares of MuniPreferred are outstanding, the Auction Agent, duly appointed by the Fund to so act, shall be in each case a commercial bank, trust company or other financial institution independent of the Fund and its affiliates (which however, may engage or have engaged in business transactions with the Fund or its affiliates) and at no time shall the Fund or any of its affiliates act as the Auction Agent in connection with the Auction Procedures. If the Auction Agent resigns or for any reason its appointment is terminated during any period that any shares of MuniPreferred are outstanding, the Board of Directors shall use its best efforts promptly thereafter to appoint another qualified commercial bank, trust company or financial institution to act as the Auction Agent. The Auction Agent's registry of Existing Holders of shares of a series of MuniPreferred shall be conclusive and binding on the Broker-Dealers. A Broker-Dealer may inquire of the Auction Agent between 3:00 p.m. on the Business Day preceding an Auction for shares of a series of MuniPreferred and 9:30 a.m. on the Auction Date for such Auction to ascertain the number of shares of such series in respect of which the Auction Agent has determined such Broker-Dealer to be an Existing Holder. If such Broker-Dealer believes it is the Existing Holder of fewer shares of such series than specified by the Auction Agent in response to such Broker-Dealer's inquiry, such Broker-Dealer may so inform the Auction Agent of that belief. Such Broker-Dealer shall not, in its capacity as Existing Holder of shares of such series, submit Orders in such Auction in respect of shares of such series covering in the aggregate more than the number of shares of such series specified by the Auction Agent in response to such Broker-Dealer's inquiry.

7. TRANSFER OF SHARES OF MUNIPREFERRED. Unless otherwise permitted by the Fund, a Beneficial Owner or an Existing Holder may sell, transfer or otherwise dispose of shares of MuniPreferred only in whole shares and only pursuant to a Bid or Sell Order placed with the Auction Agent in accordance with the procedures described in this Part II or to a Broker-Dealer; provided, however, that (a) a sale, transfer or other disposition of shares of MuniPreferred from a customer of a Broker-Dealer who is listed on the records of that Broker-Dealer as the holder of such shares to that Broker-Dealer or another customer of that Broker-Dealer shall not be deemed to be a sale, transfer or other disposition for purposes of this Section 7 if such Broker-Dealer remains the Existing Holder of the shares so sold, transferred or disposed of immediately after such sale, transfer or disposition and (b) in the case of all transfers other than pursuant to Auctions, the Broker-Dealer (or other Person, if permitted by the Fund) to whom such transfer is made shall advise the Auction Agent of such transfer.

8. GLOBAL CERTIFICATE. Prior to the commencement of a Voting Period, (i) all of the shares of a series of MuniPreferred outstanding from time to time shall be represented by one global certificate registered in the name of the Securities Depository or its nominee and (ii) no registration of transfer of shares of a series of MuniPreferred shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee. The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the certificates of MuniPreferred in such a manner as to comply with the requirements of Minnesota Statute Section 302A.429, Subd. 2, and Section 8-204 of the Uniform Commercial Code as in effect in the State of Minnesota, or any successor provisions.

IN WITNESS WHEREOF, NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC., has caused these presents to be signed in its name and on its behalf by its Vice President and attested by its Assistant Secretary, and the said officers of the Fund further acknowledged said instrument to be the corporate act of the Fund, and stated under penalty of perjury that to the best of their knowledge, information and belief the matters and facts therein set forth with respect to approval are true in all material respects, all on August [4], 1997.

                                          NUVEEN PREMIUM INCOME MUNICIPAL FUND,
                                          INC.

                                          BY:
                                            ------------------------------------
                                            Gifford R. Zimmerman
                                            Vice President

ATTEST:

------------------------------------------------

                   NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

APPENDIX A

SECTION 1. DESIGNATION AS TO SERIES.


SERIES M: A series of 10,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series M." Upon the effectiveness of this Statement, each share of Remarketed Preferred Stock, Series A, of the Fund outstanding immediately prior to the effectiveness of this Statement shall cease to be a share of Remarketed Preferred Stock and shall become instead a share of Series M MuniPreferred. Each share of Series M MuniPreferred shall, for purposes hereof, be deemed to have a Date of Original Issue of August [5], 1997; have an
Applicable Rate for its Initial Rate Period equal to      % per annum; have an
initial Dividend Payment Date of August [28], 1997; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series M MuniPreferred issued after the effective date of this Statement shall be issued on the first day of a Rate Period of the then outstanding shares of Series M MuniPreferred; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series M MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series M MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.



SERIES T: A series of 10,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series T." Upon the effectiveness of this Statement, each share of Remarketed Preferred Stock, Series B, of the Fund outstanding immediately prior to the effectiveness of this Statement shall cease to be a share of Remarketed Preferred Stock and shall become instead a share of Series T MuniPreferred. Each share of Series T MuniPreferred shall, for purposes hereof, be deemed to have a Date of Original Issue of August [5], 1997; have an
Applicable Rate for its Initial Rate Period equal to      % per annum; have an
initial Dividend Payment Date of August [7], 1997; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series T MuniPreferred issued after the effective date of this Statement shall be issued on the first day of a Rate Period of the then outstanding shares of Series T MuniPreferred; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series T MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series T MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.



SERIES W: A series of 10,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series W." Upon the effectiveness of this Statement, each share of Remarketed Preferred Stock, Series E, of the Fund outstanding immediately prior to the effectiveness of this Statement shall cease to be a share of Remarketed Preferred Stock and shall become instead a share of Series W MuniPreferred. Each share of Series W MuniPreferred shall, for purposes hereof, be deemed to have a Date of Original Issue of August [5], 1997; have an
Applicable Rate for its Initial Rate Period equal to      % per annum; have an
initial Dividend Payment Date of August [7], 1997; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series W MuniPreferred issued after the effective date of this Statement shall be issued on the first day of a Rate Period of the then outstanding shares of Series W MuniPreferred; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series W MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series W MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.



SERIES TH: A series of 10,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series TH." Upon the effectiveness of this Statement, each share of Remarketed Preferred Stock, Series C, of the Fund outstanding immediately prior to the effectiveness of this Statement shall cease to be a share of Remarketed Preferred Stock and shall become instead a share of Series TH MuniPreferred. Each share of Series TH MuniPreferred shall, for purposes hereof, be deemed to have a Date of Original Issue of August [5], 1997;
have an Applicable Rate for its Initial Rate Period equal to      % per annum;
have an initial Dividend Payment Date of August [14], 1997; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series TH MuniPreferred issued after the effective date of this Statement shall be issued on the first day of a Rate Period of the then outstanding shares of Series TH MuniPreferred; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in
Part I and Part II of this Statement. The Series TH MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series TH MuniPreferred shall be identical except as provided in Section 11 of
Part I of this Statement.


SERIES F: A series of 10,000 shares of Preferred Stock, par value $.01 per share, liquidation preference $25,000 per share, is hereby designated "Municipal Auction Rate Cumulative Preferred Stock, Series F." Upon the effectiveness of this Statement, each share of Remarketed Preferred Stock, Series D, of the Fund outstanding immediately prior to the effectiveness of this Statement shall cease to be a share of Remarketed Preferred Stock and shall become instead a share of Series F MuniPreferred. Each share of Series F MuniPreferred shall, for purposes hereof, be deemed to have a Date of Original Issue of August [5], 1997; have an
Applicable Rate for its Initial Rate Period equal to      % per annum; have an
initial Dividend Payment Date of August [21], 1997; and have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. Any shares of Series F MuniPreferred issued after the effective date of this Statement shall be issued on the first day of a Rate Period of the then outstanding shares of Series F MuniPreferred; shall have, for such Rate Period, an Applicable Rate equal to the Applicable Rate for shares of such series established in the first Auction for shares of such series preceding the date of such issuance; and shall have such other preferences, limitations and relative voting rights, in addition to those required by applicable law or set forth in the Articles applicable to Preferred Stock of the Fund, as set forth in Part I and Part II of this Statement. The Series F MuniPreferred shall constitute a separate series of Preferred Stock of the Fund, and each share of Series F MuniPreferred shall be identical except as provided in Section 11 of Part I of this Statement.


SECTION 2. NUMBER OF AUTHORIZED SHARES PER SERIES.

The number of authorized shares constituting Series M MuniPreferred is 10,000; Series T MuniPreferred is 10,000; Series W MuniPreferred is 10,000; Series TH MuniPreferred is 10,000; and Series F MuniPreferred is 10,000.

SECTION 3. EXCEPTIONS TO CERTAIN DEFINITIONS.

Notwithstanding the definitions contained under the heading "Definitions" in this Statement, the following terms shall have the following meanings for purposes of this Statement:

Not applicable.

SECTION 4. CERTAIN DEFINITIONS.

For purposes of this Statement, the following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:

"ESCROWED BONDS" shall mean Municipal Obligations that (i) have been determined to be legally defeased in accordance with S&P's legal defeasance criteria, (ii) have been determined to be economically defeased in accordance with S&P's economic defeasance criteria and assigned a rating of AAA by S&P, (iii) are not rated by S&P but have been determined to be legally defeased by Moody's or (iv) have been determined to be economically defeased by Moody's and assigned a rating no lower than the rating that is Moody's equivalent of S&P's AAA rating.

"GROSS-UP PAYMENT" means payment to a Holder of shares of MuniPreferred of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Holder to which such Gross-up Payment relates, would cause such Holder's dividends in dollars (after Federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Holder if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Holder. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Holder of shares of MuniPreferred is subject to the Federal alternative minimum tax with respect to dividends received from the Fund; and (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Holder of shares of MuniPreferred at the maximum marginal regular Federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made.

"MOODY'S DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any Moody's Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the Moody's Exposure Period, in accordance with the table set forth below:

------------------------------------------------------------------------------------------------------------
                                                                      RATING CATEGORY
                                                ------------------------------------------------------------
               EXPOSURE PERIOD                  AAA*   AA*     A*    BAA*   OTHER**   (V)MIG-1***   SP-1+***
------------------------------------------------------------------------------------------------------------
7 weeks                                          151%   159%   168%   202%      229%          136%       148%
8 weeks or less but greater than seven weeks     154    164    173    205       235           137        149
9 weeks or less but greater than eight weeks     158    169    179    209       242           138        150
------------------------------------------------------------------------------------------------------------

*   Moody's rating.

**  Municipal Obligations not rated by Moody's but rated BBB by S&P.

*** Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's, rated SP-1+ by S&P, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating.

Notwithstanding the foregoing, (i) the Moody's Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated at least MIG-1, VMIG-1 or P-1 by Moody's and mature or have a demand feature at par exercisable in 30 days or less or 125% as long as such Municipal Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable in 30 days or less and (ii) no Moody's Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold.

"MOODY'S ELIGIBLE ASSET" shall mean cash, Receivables for Municipal Obligations Sold or a Municipal Obligation that (i) pays interest in cash, (ii) is publicly rated Baa or higher by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided, however, that for purposes of determining the Moody's Discount Factor applicable to any such S&P-rated Municipal Obligation, such Municipal Obligation (excluding any short-term Municipal Obligation) shall be deemed to have a Moody's rating which is one full rating category lower than its S&P rating), (iii) does not have its Moody's rating suspended by Moody's, and (iv) is part of an issue of Municipal Obligations of at least $10,000,000. Municipal Obligations issued by any one issuer and rated BBB by S&P may comprise no more than 4% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Baa by Moody's or A by S&P, may comprise no more than 6% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated A by Moody's or AA by S&P, may comprise no more than 10% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by the same issuer and rated Aa by Moody's or AAA by S&P, may comprise no more than 20% of total Moody's Eligible Assets. For purposes of the foregoing sentence, any Municipal Obligation backed by the guaranty, letter of credit or insurance issued by a third party shall be deemed to be issued by such third party if the issuance of such third party credit is the sole determinant of the rating on such Municipal Obligation. Municipal Obligations issued by issuers located within a single state or territory and rated BBB by S&P may comprise no more than 12% of total Moody's Eligible Assets; such BBB-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets; such BBB, Baa and A-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated A by Moody's or AA by S&P, may comprise no more than 40% of total Moody's Eligible Assets; and such BBB, Baa, A and AA-rated Municipal Obligations, if any, together with any Municipal Obligations issued by issuers located within the same state or territory and rated Aa by Moody's or AAA by S&P, may comprise no more than 60% of total Moody's Eligible Assets. For purposes of applying the foregoing requirements, a Municipal Obligation shall be deemed to be rated BBB by S&P if rated BBB-, BBB or BBB+ by S&P, Moody's Eligible Assets shall be calculated without including cash, and Municipal Obligations rated MIG-1, VMIG-1 or P-1 or, if not rated by Moody's, rated A-1+/AA or SP-1+/AA by S&P, shall be considered to have a long-term rating of A. When the Fund sells a Municipal Obligation and agrees to repurchase such Municipal Obligation at a future date, such Municipal Obligation shall be valued at its Discounted Value for purposes of determining Moody's Eligible Assets, and the amount of the repurchase price of such Municipal Obligation shall be included as a liability for purposes of calculating the MuniPreferred Basic Maintenance Amount. When the Fund purchases a Moody's Eligible Asset and agrees to sell it at a future date, such Eligible Asset shall be valued at the amount of cash to be received by the Fund upon such future date, provided that the counterparty to the transaction has a long-term debt rating of at least A2 from Moody's and the transaction has a term of no more than 30 days, otherwise such Eligible Asset shall be valued at the Discounted Value of such Eligible Asset.

Notwithstanding the foregoing, an asset will not be considered a Moody's Eligible Asset to the extent it is (i) subject to any material lien, mortgage, pledge, security interest or security agreement of any kind (collectively, "Liens"), except for (a) Liens which are being contested in good faith by appropriate proceedings and which Moody's has indicated to the Fund will not affect the status of such asset as a Moody's Eligible Asset, (b) Liens for taxes that are not then due and payable or that can be paid thereafter without penalty, (c) Liens to secure payment for services rendered or cash advanced to the Fund by

Nuveen Advisory Corp., United States Trust Company of New York or the Auction Agent and (d) Liens by virtue of any repurchase agreement; or (ii) deposited irrevocably for the payment of any liabilities for purposes of determining the MuniPreferred Basic Maintenance Amount.

"RATE MULTIPLE," for shares of a series of MuniPreferred on any Auction Date for shares of such series, shall mean the percentage, determined as set forth below, based on the prevailing rating of shares of such series in effect at the close of business on the Business Day next preceding such Auction Date:

----------------------------------------------------
PREVAILING RATING                         PERCENTAGE
----------------------------------------------------
"aa3"/AA- or higher                             110%
"a3"/A-                                         125%
"baa3"/BBB-                                     150%
"ba3"/BB-                                       200%
Below "ba3"/BB-                                 250%
----------------------------------------------------

provided, however, that in the event the Fund has notified the Auction Agent of its intent to allocate income taxable for Federal income tax purposes to shares of such series prior to the Auction establishing the Applicable Rate for shares of such series, the applicable percentage in the foregoing table shall be divided by the quantity 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater.

For purposes of this definition, the "prevailing rating" of shares of a series of MuniPreferred shall be (i) "aa3"/AA- or higher if such shares have a rating of "aa3" or better by Moody's and AA- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (ii) if not "aa3"/AA- or higher, then "a3"/A- if such shares have a rating of "a3" or better by Moody's and A- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iii) if not "aa3"/AA- or higher or "a3"/A-, then "baa3"/BBB- if such shares have a rating of "baa3" or better by Moody's and BBB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, (iv) if not "aa3"/AA- or higher, "a3"/A- or "baa3"/BBB-, then "ba3"/BB- if such shares have a rating of "ba3" or better by Moody's and BB- or better by S&P or the equivalent of such ratings by such agencies or a substitute rating agency or substitute rating agencies selected as provided below, and (v) if not "aa3"/AA- or higher, "a3"/A-, "baa3"/BBB-, or "ba3"/BB-, then Below "ba3"/BB-; provided, however, that if such shares are rated by only one rating agency, the prevailing rating will be determined without reference to the rating of any other rating agency. The Fund shall take all reasonable action necessary to enable either S&P or Moody's to provide a rating for shares of MuniPreferred. If neither S&P nor Moody's shall make such a rating available, the party set forth in Section 7 of Appendix A or its successor shall select at least one nationally recognized statistical rating organization (as that term is used in the rules and regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended from time to time) to act as a substitute rating agency in respect of shares of the series of MuniPreferred set forth opposite such party's name in Section 7 of Appendix A and the Fund shall take all reasonable action to enable such rating agency to provide a rating for such shares.

"S&P DISCOUNT FACTOR" shall mean, for purposes of determining the Discounted Value of any S&P Eligible Asset, the percentage determined by reference to the rating on such asset and the shortest Exposure Period set forth opposite such rating that is the same length as or is longer than the S&P Exposure Period, in accordance with the table set forth below:

----------------------------------------------
                           RATING CATEGORY
                       -----------------------
EXPOSURE PERIOD        AAA*   AA*    A*   BBB*
----------------------------------------------
40 Business Days       190%   195%  210%  250%
22 Business Days       170    175   190   230
10 Business Days       155    160   175   215
 7 Business Days       150    155   170   210
 3 Business Days       130    135   150   190
----------------------------------------------

* S&P rating.

Notwithstanding the foregoing, (i) the S&P Discount Factor for short-term Municipal Obligations will be 115%, so long as such Municipal Obligations are rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable within 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated VMIG-1, P-1 or MIG-1 by Moody's; provided, however, that any such Moody's-rated short-term Municipal Obligations which have demand features exercisable within 30 days or less must be backed by a letter of credit, liquidity facility or guarantee from a bank or other financial institution with a short-term rating of at least A-1+ from S&P; and further provided that such Moody's-rated short-term Municipal Obligations may comprise no more than 50% of short-term Municipal Obligations that qualify as S&P Eligible Assets; (ii) no S&P Discount Factor will be applied to cash or to Receivables for Municipal Obligations Sold; and (iii) except as set forth in clause (i) above, in the case of any Municipal Obligation that is not rated by S&P but qualifies as an S&P Eligible Asset pursuant to clause
(iii) of that definition, such Municipal Obligation will be deemed to have an S&P rating one full rating category lower than the S&P rating category that is the equivalent of the rating category in which such Municipal Obligation is placed by Moody's. For purposes of the foregoing, Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by Moody's, which do not mature or have a demand feature at par exercisable in 30 days and which do not have a long-term rating, shall be considered to be short-term Municipal Obligations.

"S&P ELIGIBLE ASSET" shall mean cash (excluding any cash irrevocably deposited by the Fund for the payment of any liabilities within the meaning of MuniPreferred Basic Maintenance Amount), Receivables for Municipal Obligations Sold or a Municipal Obligation owned by the Fund that (i) is interest bearing and pays interest at least semi-annually; (ii) is payable with respect to principal and interest in U.S. Dollars; (iii) is publicly rated BBB or higher by S&P or, if not rated by S&P but rated by Moody's, is rated at least A by Moody's; (iv) is not part of a private placement of Municipal Obligations; and
(v) is part of an issue of Municipal Obligations with an original issue size of at least $20 million or, if of an issue with an original issue size below $20 million (but in no event below $10 million), is issued by an issuer with a total of at least $50 million of securities outstanding. Solely for purposes of this definition, the term "Municipal Obligation" means any obligation the interest on which is exempt from regular Federal income taxation and which is issued by any of the fifty United States, the District of Columbia or any of the territories of the United States, their subdivisions, counties, cities, towns, villages, school districts and agencies (including authorities and special districts created by the states), and federally sponsored agencies such as local housing authorities. Notwithstanding the foregoing limitations:

     (1) Municipal Obligations (excluding Escrowed Bonds) of any one issuer or guarantor (excluding bond insurers) shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 10% of the aggregate Market Value of S&P Eligible Assets, provided that 2% is added to the applicable S&P Discount Factor for every 1% by which the Market Value of such Municipal Obligations exceeds 5% of the aggregate Market Value of S&P Eligible Assets;

     (2) Municipal Obligations rated by Moody's but not rated by S&P shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 50% of the aggregate Market Value of S&P Eligible Assets; and

     (3) Long-Term Municipal Obligations (excluding Escrowed Bonds) issued by issuers in any one state or territory shall be considered S&P Eligible Assets only to the extent the Market Value of such Municipal Obligations does not exceed 20% of the aggregate Market Value of S&P Eligible Assets.

SECTION 5. INITIAL AND TRANSITIONAL RATE PERIODS.

The Initial Rate Period for shares of Series M MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding August [28], 1997. The Transitional Rate Period for shares of Series M MuniPreferred shall be the period from and including August [28], 1997 to but excluding September [9], 1997.

The Initial Rate Period for shares of Series T MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding August [7], 1997. The Transitional Rate Period for shares of Series T MuniPreferred shall be the period from and including August [7], 1997 to but excluding August [13], 1997.

The Initial Rate Period for shares of Series W MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding August [7], 1997.

The Initial Rate Period for shares of Series TH MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding August [14], 1997. The Transitional Rate Period for shares of Series TH MuniPreferred shall be the period from and including August [14], 1997 to but excluding August [22], 1997.

The Initial Rate Period for shares of Series F MuniPreferred shall be the period from and including the Date of Original Issue thereof to but excluding August [21], 1997. The Transitional Rate Period for shares of Series F MuniPreferred shall be the period from and including August [21], 1997 to but excluding September [2], 1997.

SECTION 6. DATE FOR PURPOSES OF PARAGRAPH (YYY) CONTAINED UNDER THE HEADING
           "DEFINITIONS" IN THIS STATEMENT.

August 31, 1997.

SECTION 7. PARTY NAMED FOR PURPOSES OF THE DEFINITION OF "RATE MULTIPLE" IN THIS
           STATEMENT.

----------------------------------------------------------------------------------
PARTY:                                                    SERIES OF MUNIPREFERRED:
----------------------------------------------------------------------------------
Merrill, Lynch, Pierce, Fenner & Smith Incorporated       Series M
Merrill, Lynch, Pierce, Fenner & Smith Incorporated       Series T
Merrill, Lynch, Pierce, Fenner & Smith Incorporated       Series W
Merrill, Lynch, Pierce, Fenner & Smith Incorporated       Series TH
Merrill, Lynch, Pierce, Fenner & Smith Incorporated       Series F
----------------------------------------------------------------------------------

SECTION 8. ADDITIONAL DEFINITIONS.

Not applicable.

SECTION 9. DIVIDEND PAYMENT DATES.

Except as otherwise provided in paragraph (d) of Section 2 of Part I of this Statement, dividends shall be payable on shares of:


Series M MuniPreferred, for the Initial Rate Period on Thursday, August [28], 1997, for the Transitional Rate Period on Tuesday, September [9], 1997, and on each Tuesday thereafter;



Series T MuniPreferred, for the Initial Rate Period on Thursday, August [7], 1997, for the Transitional Rate Period on Wednesday, August [13], 1997, and on each Wednesday thereafter;


Series W MuniPreferred, for the Initial Rate Period on Thursday, August [7], 1997, and on each Thursday thereafter;

Series TH MuniPreferred, for the Initial Rate Period on Thursday, August [14], 1997, for the Transitional Rate Period on Friday, August [22], 1997, and on each Friday thereafter; and

Series F MuniPreferred, for the Initial Rate Period on Thursday, August [21], 1997, for the Transitional Rate Period on Tuesday, September [2], 1997, and on each Monday thereafter.

SECTION 10. AMOUNT FOR PURPOSES OF SUBPARAGRAPH (C)(I) OF SECTION 5 OF PART I OF
            THIS STATEMENT.

$350,000,000.

SECTION 11. REDEMPTION PROVISIONS APPLICABLE TO INITIAL RATE PERIODS.

Not applicable.

SECTION 12. APPLICABLE RATE FOR PURPOSES OF SUBPARAGRAPH(B)(III) OF SECTION 3 OF
            PART II OF THIS STATEMENT.

For purposes of subparagraph (b)(iii) of Section 3 of Part II of this Statement, the Applicable Rate for shares of such series for the next succeeding Rate Period of shares of such series shall be equal to the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of (A)(I) the "AA" Composite Commercial Paper Rate on such Auction Date for such Rate Period, if such Rate Period consists of fewer than 183 Rate Period Days;
(II) the Treasury Bill Rate on such Auction Date for such Rate Period, if such Rate Period consists of more than 182 but fewer than 365 Rate Period Days; or
(III) the Treasury Note Rate on such Auction Date for such Rate Period, if such Rate Period is more than 364 Rate Period Days (the rate described in the foregoing clause (A)(I), (II) or (III), as applicable, being referred to herein as the "Benchmark Rate") and (B) 1 minus the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax rate applicable to ordinary income, whichever is greater; provided, however, that if the Fund has notified the Auction Agent of its intent to allocate to shares of such series in such Rate Period any net capital gains or other income taxable for Federal income tax purposes ("Taxable Income"), the Applicable Rate for shares of such series for such Rate Period will be (i) if the Taxable Yield Rate (as defined below) is greater than the Benchmark Rate, then the Benchmark Rate, or (ii) if the Taxable Yield Rate is less than or equal to the Benchmark Rate, then the rate equal to the sum of (x) the lesser of the Kenny Index (if such Rate Period consists of fewer than 183 Rate Period Days) or the product of the Benchmark Rate multiplied by the factor set forth in the preceding clause (B) and (y) the product of the maximum marginal regular Federal individual income tax rate applicable to ordinary income or the maximum marginal regular Federal corporate income tax applicable to ordinary income, whichever is greater, multiplied by the Taxable Yield Rate. For purposes of the foregoing, Taxable Yield Rate means the rate determined by (a) dividing the amount of Taxable Income available for distribution per such share of MuniPreferred by the number of days in the Dividend Period in respect of which such Taxable Income is contemplated to be distributed, (b) multiplying the amount determined in (a) above by 365 (in the case of a Dividend Period of 7 Rate Period Days) or 360 (in the case of any other Dividend Period), and (c) dividing the amount determined in (b) above by $25,000.

                                                                          NPI797

At the upcoming Annual Meeting, all shareholders will be asked to consider and approve a very important proposal. The Fund's management seeks to update the terms of the Fund's preferred stock (Remarketed Preferred Stock or "Nuveen
RP") to conform with the state-of-the-art terms of preferred stock of the more recently issued Nuveen exchange-traded funds (Municipal Auction Rate Cumulative Preferred Stock or "MuniPreferred(R)"). We believe the proposal will increase the income available to the Fund's common stockholders. We also believe that the proposal may simplify the process of investing in and owning shares of the Fund's preferred stock. If approved, the terms of the Nuveen RP would be amended to make the following changes and to offer the following advantages, among others:

                   - Change from a remarketing to an auction process.
                   - Permit more flexibility regarding dividend rate periods.
                   - Permit more flexibility to issue additional shares of
                     preferred stock.
                   - Eliminate Master Purchaser's Letters.


Whether or not you plan to join us, please complete, date and sign your proxy card and return it in the enclosed envelope so that your vote will be counted.


    _____________ Please fold at perforation before detaching _____________
--------------------------------------------------------------------------------

                                                               PROXY BALLOT

NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

COMMON STOCK
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 30, 1997


The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean and Gifford R. Zimmerman and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common stock of the undersigned at the Annual Meeting of Shareholders of Nuveen Premium Income Municipal Fund, Inc. to be held on July 30, 1997, or any adjournment or adjournments thereof:


1.  Election of Directors:
    NOMINEES: Robert P. Brenner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers, and Judith M. Stockdale.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1997.

3.  Approval of amendments to the terms of the Fund's Remarketed Preferred
    Stock.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.



You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                                SEE REVERSE SIDE
                                                                          NPI797

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND EACH PROPOSAL:        Please mark your votes as in this example.  [X]


1.  ELECTION OF DIRECTORS:
    (See reverse for nominees)     \  \   FOR          \   \       WITHHOLD authority to vote   \   \  WITHHOLD authority to vote
                                         all nominees              for all nominees                    for nominees indicated below:

INSTRUCTIONS:                                                                                        -------------------------------
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominees's name in the space provided.

                                                                                                        FOR    AGAINST    ABSTAIN

2.  Ratification of the selection of Ernst & Young LLP as independent auditors for the                  \   \    \   \      \   \
    fiscal year ending October 31, 1997.
                                                                                                        FOR    AGAINST    ABSTAIN
3.  Approval of amendments to the terms of the Fund's Remarketed Preferred Stock.
                                                                                                        \   \    \    \      \   \
4.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


The shares to which this Proxy relates will be voted as specified.  If no specification is made, such shares will be voted for the election of Directors and for the proposals set forth on this Proxy.



Please be sure to sign and date this Proxy.



Shareholder sign here________________________ Date ________________________





Co-owner sign here __________________________ Date ________________________


NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[ ] BK NPI797                                                            NPI797

At the upcoming Annual Meeting, all shareholders will be asked to consider and approve a very important proposal. The Fund's management seeks to update the terms of the Fund's preferred stock (Remarketed Preferred Stock or "Nuveen
RP") to conform with the state-of-the-art terms of preferred stock of the more recently issued Nuveen exchange-traded funds (Municipal Auction Rate Cumulative Preferred Stock or "MuniPreferred(R)"). We believe the proposal will increase the income available to the Fund's common stockholders. We also believe that the proposal may simplify the process of investing in and owning shares of the Fund's preferred stock. If approved, the terms of the Nuveen RP would be amended to make the following changes and to offer the following advantages, among others:

                   - Change from a remarketing to an auction process.
                   - Permit more flexibility regarding dividend rate periods.
                   - Permit more flexibility to issue additional shares of
                     preferred stock.
                   - Eliminate Master Purchaser's Letters.


Whether or not you plan to join us, please complete, date and sign your proxy card and return it in the enclosed envelope so that your vote will be counted.


    _____________ Please fold at perforation before detaching _____________
--------------------------------------------------------------------------------

                                                                PROXY BALLOT


NUVEEN PREMIUM INCOME MUNICIPAL FUND, INC.

REMARKETED PREFERRED STOCK, SERIES A, B, C, D AND E
PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 30, 1997


The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean and Gifford R. Zimmerman and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the shares of Remarketed Preferred Stock, Series A, B, C, D AND E, of the undersigned at the Annual Meeting of Shareholders of Nuveen Premium Income Municipal Fund, Inc. to be held on July 30, 1997, or any adjournment or adjournments thereof:


1.  Election of Directors:
    NOMINEES:--BY ALL SHAREHOLDERS: Robert P. Brenner, Lawrence H. Brown, Anthony T. Dean, Anne E. Impellizzeri, Peter R. Sawers, and Judith M. Stockdale.
    NOMINEES:--BY HOLDERS OF REMARKETED PREFERRED STOCK ONLY: William J. Schneider, and Timothy R. Schwertfeger.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending October 31, 1997.

3.  Approval of amendments to the terms of the Fund's Remarketed Preferred
    Stock.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.


You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Directors' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.

                                SEE REVERSE SIDE

                                                                        NPI797-P

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES AND EACH PROPOSAL:        Please mark your votes as in this example.  [X]


1.  ELECTION OF DIRECTORS:
    (See reverse for nominees)     \  \   FOR          \   \       WITHHOLD authority to vote   \   \  WITHHOLD authority to vote
                                         all nominees              for all nominees            for nominees indicated below:

INSTRUCTIONS:                                                                                        -------------------------------
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominees's name in the space provided.

                                                                                                        FOR    AGAINST    ABSTAIN
2.  Ratification of the selection of Ernst & Young LLP as independent auditors for the                  \   \    \   \      \   \
    fiscal year ending October 31, 1997.
                                                                                                        FOR    AGAINST    ABSTAIN
3.  Approval of the amendments to the Fund's Remarketed Preferred Stock.
                                                                                                        \   \    \    \      \   \
4.  In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted for the election of Directors and for the proposals set forth on this Proxy.


If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Remarketed Preferred Stock, Series A, B, C, D and E, in the same proportion as votes cast by holders of those shares, who have responded to this proxy solicitation.

Please be sure to sign and date this Proxy.


Shareholder sign here________________________ Date ________________________


Co-owner sign here __________________________ Date ________________________


NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[ ] BK NPI797                                                      NPI797-P